UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05488
                                                     ---------------------

                       Nuveen Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                  ANNUAL REPORT October 31, 2006

                           Nuveen Investments
                           Municipal Closed-End Funds

        NUVEEN MUNICIPAL
        VALUE FUND, INC.
                     NUV

        NUVEEN MUNICIPAL
       INCOME FUND, INC.
                     NMI

Photo of: woman and man on beach
Photo of: young girl

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP. (R)


Logo: NUVEEN INVESTMENTS
photo of: two women and man with child

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and statements directly from Nuveen.



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                                                      Logo: NUVEEN INVESTMENTS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
        LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.

"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2006

Nuveen Investments Municipal Closed-End Funds
NUV, NMI


Portfolio Managers'
        COMMENTS

Portfolio managers Tom Spalding and John Miller discuss U.S. economic and municipal market conditions, key investment strategies, and the annual performance of NUV and NMI. With 30 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987. John, who has 13 years of municipal market experience, including 10 years with Nuveen, assumed portfolio management responsibility for NMI in 2001.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates hitting a peak in June 2006 before falling sharply for the remainder of the period. For the period as a whole, interest rates at the shorter end of the yield curve generally continued to rise, while longer rates ended the period close to where they began it or even declined. As short-term rates approached and exceeded the levels of long-term rates, the taxable yield curve became increasingly flat and subsequently inverted. Consequently, bonds with longer durations1 generally outperformed those with shorter durations during this period.

Between November 1, 2005 and October 31, 2006, the Federal Reserve announced six increases of 0.25% each in the fed funds rate before pausing to leave monetary policy unchanged at the August-October 2006 sessions of its Open Market Committee. The increases raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just four basis points to end October 2006 at 4.60%.In contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.78% at the end of October 2006, a decline of 43 basis points from the end of October 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply with a 5.6% gain in the first quarter of 2006 before moderating to a pace of 2.6% in the second quarter of 2006 (all GDP numbers annualized). In the third quarter of 2006, the rate of GDP growth slowed to 2.2%, largely as the result of an 18% slump in residential investment, the largest decrease in 15 years. Despite the recent slowdown in economic growth, the markets continued to keep a close eye on inflation trends. While declining energy prices contributed to a benign 1.3% year-over-year increase in the Consumer Price Index as of October 2006, the core rate (which excludes food and energy prices) rose 2.7% for the same period. In general, the jobs picture remained positive, with national unemployment at 4.4% in October 2006, down from 4.9% in October 2005, the lowest level since May 2001.

1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended October 2006, municipal bond issuance nationwide totaled $367.1 billion, down 8% from the previous 12 months. This total reflected the general decrease in the supply of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal supply declined during the first 10 months of 2006, with $295.1 billion in new securities coming to market, off 12.5% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in pre-refunding volume, which fell almost 50% from last year's levels. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, institutional investors such as hedge funds and arbitragers, and foreign participants all taking part in the market.

WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THIS REPORTING
PERIOD?

As the yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included pursuing a disciplined approach to duration management and yield curve positioning. As part of this approach, we focused on adding attractively priced bonds with premium coupons2 in the 20- to 30-year part of the yield curve to NUV and in the 25- to 30-year range to NMI.

We also broadened the scope of our duration management strategies to emphasize bonds that would not only help us maintain the Funds' durations within a preferred strategic range but also provide greater income-generating potential, such as those with different types of coupon structures. Among the bonds we purchased for NUV and NMI during this period were zero coupon bonds and inverse floaters, both of which also added duration to our portfolios. (Inverse floaters are bonds with coupons structured to move in the opposite direction of interest rates. For example, if market interest rates decline, the interest rate earned by the inverse floater will rise. An inverse floater increases the market rate risk and modified duration of the investment.)

Although issuance nationwide declined during this period, the reduction in supply did not have a major impact on the implementation of this or other strategies we had planned for these Funds. Much of the new supply was highly rated and/or insured, and both Funds increased their allocations to higher-rated credits over this period. We also continued to keep the Funds well diversified geographically, looking to states with stronger issuance, including California, Texas, New York, and Florida, to find more attractive offerings as municipal supply declined.

Our purchases in NUV during this period included some uninsured health care names, primarily dominant providers with strong management and operating histories, as well as a few selected tobacco credits. In NMI, which can invest up to 25% of its portfolio in

2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

below investment-grade quality bonds that typically carry more credit risk but also offer higher yields, we focused on lower-quality bonds in the health care sector, especially situations that we considered good candidates for credit improvement. Among the hospital bonds we added to NMI during this period were those issued for Condell Medical Center in Illinois and for Kaiser Permanente System in California. Overall, as credit spreads continued to narrow and municipal supply tightened, we generally found fewer attractively structured lower-rated credit opportunities in the market. This was especially true during the second half of this reporting period.

In NUV, most of the cash we redeployed during this period came from called holdings, although we also trimmed some of our exposure to pre-refunded bonds to generate cash for new purchases. In NMI, we were selectively selling holdings with shorter maturities and redeploying the proceeds out longer on the yield curve to reduce our exposure to the short part of the curve and enhance the Fund's yield curve positioning. NMI also took advantage of opportunities in both the primary and secondary markets to sell a few holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This allowed us to maintain the Fund's current portfolio characteristics while strengthening its future income stream.


HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 10/31/06

                           1-Year           5-Year                10-Year
--------------------------------------------------------------------------------
NUV                        7.40%            5.81%                 5.97%
--------------------------------------------------------------------------------
NMI                        6.50%            5.52%                 5.15%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3                5.75%            5.05%                 5.85%
--------------------------------------------------------------------------------
Lipper General and
Insured Unleveraged
Municipal Debt
Funds Average4             6.29%            5.12%                 5.40%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended October 31, 2006, the total returns on net asset value
(NAV) for both NUV and NMI exceeded the return on the Lehman Brothers Municipal Bond



3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

4 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 8; 5 years, 8; and 10 years,
     8. Fund and Lipper returns assume reinvestment of dividends.

Index. Both Funds also outperformed the average return for their Lipper peer group for this period.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, individual credit selection, holdings of zero coupon bonds, allocations to lower-rated credits, and advance refunding activity.5

As longer rates declined and the yield curve flattened over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and four years were the most adversely impacted by changes in the interest rate environment over this period, as rates in that part of the curve rose. As a result, these bonds generally underperformed longer bonds, with issues having maturities between 17 and 22 years and those with maturities 22 years and longer achieving the best returns for the period. Yield curve positioning, or exposure to those parts of the yield curve that performed best during this period, helped NUV's performance, while NMI's performance was slightly hindered by its relatively heavier exposure to the shorter end of the yield curve.

As previously mentioned, during this period we increased our exposure to zero coupon bonds and inverse floaters, both of which had a positive impact on the Funds' performances. Zero coupon bonds, for example, typically have very long initial maturities and tend to be very sensitive to changes in interest rates. With rates at the long end of the curve declining throughout much of this 12-month period, zero coupon bonds in the Lehman Brothers Municipal Bond Index performed very well, exceeding the return for the general municipal market by almost 500 basis points. For this 12-month reporting period, one of the top performing holdings in NMI was an insured zero coupon bond issued for the Adelanto School District in San Bernardino County, California.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, these Funds also benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and caused credit spreads to tighten. As of October 31, 2006, allocations of bonds rated BBB or lower and nonrated bonds accounted for 21% of NUV's portfolio and 51% of NMI.

Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were industrial development and resource recovery bonds and health care (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. Two of the better-performing hospital bonds held in the Funds were those issued for Detroit Medical Center and Knox County hospital

5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

revenue bonds issued for Baptist Health System of East Tennessee, which is a potential acquisition candidate by a local for-profit hospital system. NUV also held some airline bonds that performed well during this period due to reduced fuel costs, recovery in passenger traffic, and improved competitive positions resulting from cost- cutting measures.

Bonds backed by the 1998 master tobacco settlement agreement, which are generally rated BBB, also contributed to the Funds' performances. In the tobacco sector, an especially strong performer during this period were bonds issued by Golden State Tobacco Securitization Corporation (California), which were held by both NUV and NMI. As of October 31, 2006, tobacco bonds comprised approximately 6% of both NUV's and NMI's portfolios.

We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. One of the larger positions in NUV that was pre-refunded during this period was the Fundholding of bonds issued for Pocahontas Parkway in Virginia, while NMI benefited from the advance refunding of its holding of bonds issued for Frontier Academy in Colorado.

While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2006?

Maintaining strong credit quality remained an important requirement for the Funds. As of October 31, 2006, NUV held 72% of its portfolio in bonds rated AAA/U.S. guaranteed and AA. NMI, which can invest up to 25% of its portfolio in below investment-grade quality bonds, held 85% of its assets in investment-grade securities, including a 34% allocation to bonds rated AAA/U.S. guaranteed and AA.

At the end of October 2006, potential call exposure for the period November 2006 through the end of 2007 totaled 14% in NUV and 13% in NMI. The number of actual bond calls will depend largely on future market interest rates.

Dividend and Share Price
        INFORMATION

The dividend of NUV remained stable throughout the 12-month reporting period ended October 31, 2006. However, the income stream of NMI was impacted as proceeds from older, higher-yielding bonds that matured, were called, or were sold were then reinvested into bonds currently available in the market, which generally offered lower yields.This resulted in one monthly dividend reduction in NMI during this period.

Due to capital gains generated by normal portfolio activity, shareholders of these Funds received capital gains and/or net ordinary income distributions at the end of December 2005, as follows:

             Long-Term Capital Gains                    Ordinary Income
                         (per share)                        (per share)
--------------------------------------------------------------------------------
NUV                          $0.0204                            $0.0039
--------------------------------------------------------------------------------
NMI                               --                            $0.0018
--------------------------------------------------------------------------------

Both NUV and NMI seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2006, both NUV and NMI had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                            10/31/06                          12-Month
                            Discount                   Average Discount
--------------------------------------------------------------------------------
NUV                           -2.21%                             -4.99%
--------------------------------------------------------------------------------
NMI                           -4.89%                             -5.51%
--------------------------------------------------------------------------------

Nuveen Municipal Value Fund, Inc.
NUV

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)

AAA/U.S. Guaranteed   59%
AA                    13%
A                      7%
BBB                   13%
BB or Lower            7%
N/R                    1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                 0.039
Dec                 0.039
Jan                 0.039
Feb                 0.039
Mar                 0.039
Apr                 0.039
May                 0.039
Jun                 0.039
Jul                 0.039
Aug                 0.039
Sep                 0.039
Oct                 0.039


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

11/01/05             9.57
                     9.64
                     9.67
                     9.67
                     9.68
                     9.69
                     9.71
                     9.62
                     9.57
                     9.52
                     9.5
                     9.54
                     9.51
                     9.5
                     9.54
                     9.61
                     9.61
                     9.62
                     9.65
                     9.63
                     9.67
                     9.72
                     9.74
                     9.71
                     9.7
                     9.59
                     9.65
                     9.66
                     9.64
                     9.48
                     9.53
                     9.57
                     9.55
                     9.52
                     9.46
                     9.51
                     9.56
                     9.64
                     9.68
                     9.71
                     9.71
                     9.73
                     9.73
                     9.75
                     9.83
                     9.82
                     9.83
                     9.79
                     9.76
                     9.72
                     9.66
                     9.73
                     9.72
                     9.74
                     9.74
                     9.77
                     9.8
                     9.81
                     9.73
                     9.76
                     9.79
                     9.75
                     9.81
                     9.78
                     9.76
                     9.67
                     9.71
                     9.72
                     9.77
                     9.75
                     9.78
                     9.75
                     9.69
                     9.74
                     9.73
                     9.77
                     9.77
                     9.76
                     9.75
                     9.76
                     9.78
                     9.79
                     9.79
                     9.79
                     9.78
                     9.76
                     9.76
                     9.75
                     9.77
                     9.78
                     9.78
                     9.72
                     9.71
                     9.73
                     9.75
                     9.77
                     9.77
                     9.75
                     9.73
                     9.74
                     9.73
                     9.78
                     9.75
                     9.72
                     9.73
                     9.7
                     9.71
                     9.68
                     9.68
                     9.56
                     9.5
                     9.51
                     9.46
                     9.42
                     9.38
                     9.53
                     9.49
                     9.54
                     9.54
                     9.55
                     9.5
                     9.55
                     9.58
                     9.57
                     9.57
                     9.66
                     9.6
                     9.5
                     9.42
                     9.45
                     9.49
                     9.48
                     9.48
                     9.46
                     9.45
                     9.51
                     9.5
                     9.44
                     9.44
                     9.5
                     9.51
                     9.44
                     9.46
                     9.44
                     9.54
                     9.54
                     9.59
                     9.64
                     9.69
                     9.65
                     9.61
                     9.59
                     9.62
                     9.63
                     9.56
                     9.47
                     9.42
                     9.48
                     9.48
                     9.5
                     9.54
                     9.54
                     9.46
                     9.45
                     9.49
                     9.46
                     9.42
                     9.48
                     9.54
                     9.55
                     9.56
                     9.54
                     9.56
                     9.56
                     9.56
                     9.57
                     9.56
                     9.57
                     9.57
                     9.56
                     9.61
                     9.55
                     9.55
                     9.58
                     9.59
                     9.62
                     9.65
                     9.65
                     9.64
                     9.7
                     9.72
                     9.72
                     9.75
                     9.68
                     9.7
                     9.66
                     9.69
                     9.67
                     9.66
                     9.73
                     9.8
                     9.8
                     9.78
                     9.79
                     9.83
                     9.83
                     9.8
                     9.83
                     9.82
                     9.83
                     9.87
                     9.9
                     9.95
                     9.91
                     9.91
                     9.89
                     9.93
                     9.94
                     9.94
                     9.91
                     9.93
                     9.91
                     9.88
                     9.91
                     9.91
                     9.92
                     9.92
                     9.95
                     9.98
                    10.07
                    10.07
                    10.1
                    10.1
                    10.11
                    10.14
                    10.07
                    10.1
                    10.07
                    10.07
                    10.07
                    10.02
                    10.02
                     9.92
                    10.01
                     9.99
                     9.94
                     9.94
                    10.03
                    10.04
                    10.07
                    10.08
                    10.08
                    10.1
                    10.13
10/31/06            10.16




FUND SNAPSHOT
------------------------------------
Share Price                   $10.16
------------------------------------
Net Asset Value               $10.39
------------------------------------
Premium/(Discount) to NAV     -2.21%
------------------------------------
Market Yield                   4.61%
------------------------------------
Taxable-Equivalent Yield1      6.40%
------------------------------------
Net Assets ($000)          2,025,964
------------------------------------
Average Effective Maturity
on Securities (Years)          18.35
------------------------------------
Modified Duration               5.30
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
------------------------------------

         ON SHARE PRICE    On NAV
------------------------------------

1-Year         11.51%         7.40%
------------------------------------
5-Year          7.20%         5.81%
------------------------------------
10-Year         7.04%         5.97%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       13.7%
------------------------------------
Illinois                       11.0%
------------------------------------
California                     10.1%
------------------------------------
Texas                           5.9%
------------------------------------
New Jersey                      5.7%
------------------------------------
Michigan                        4.8%
------------------------------------
Indiana                         4.8%
------------------------------------
Massachusetts                   3.7%
------------------------------------
Colorado                        3.4%
------------------------------------
South Carolina                  2.7%
------------------------------------
Missouri                        2.7%
------------------------------------
Wisconsin                       2.6%
------------------------------------
Washington                      2.5%
------------------------------------
Florida                         2.3%
------------------------------------
Louisiana                       2.1%
------------------------------------
Georgia                         2.1%
------------------------------------
Nevada                          2.0%
------------------------------------
District of Columbia            2.0%
------------------------------------
Pennsylvania                    1.5%
------------------------------------
Other                          14.4%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                19.6%
------------------------------------
Tax Obligation/Limited         17.5%
------------------------------------
Health Care                    17.4%
------------------------------------
Transportation                 11.3%
------------------------------------
Tax Obligation/General          9.8%
------------------------------------
Utilities                       6.9%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Other                          11.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0243 per share.

Nuveen Municipal Income Fund, Inc.
NMI


Performance
     Overview As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                      30%
AA                                        4%
A                                        15%
BBB                                      36%
BB or Lower                               7%
N/R                                       8%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                                      0.044
Dec                                      0.042
Jan                                      0.042
Feb                                      0.042
Mar                                      0.042
Apr                                      0.042
May                                      0.042
Jun                                      0.042
Jul                                      0.042
Aug                                      0.042
Sep                                      0.042
Oct                                      0.042


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

11/01/05            10.79
                    10.77
                    10.56
                    10.41
                    10.5
                    10.54
                    10.4
                    10.34
                    10.25
                    10.16
                     9.95
                    10.11
                    10.14
                    10.02
                    10
                    10.04
                    10
                    10.08
                    10.11
                    10.02
                     9.99
                    10.03
                     9.99
                     9.97
                     9.96
                     9.97
                    10.09
                    10.08
                     9.97
                     9.89
                    10.04
                     9.92
                     9.92
                     9.96
                    10.06
                    10.07
                    10.06
                    10.17
                    10.19
                    10.14
                    10.2
                    10.27
                    10.27
                    10.27
                    10.31
                    10.4
                    10.42
                    10.41
                    10.5
                    10.43
                    10.44
                    10.43
                    10.3
                    10.27
                    10.44
                    10.45
                    10.47
                    10.41
                    10.4
                    10.44
                    10.36
                    10.43
                    10.4
                    10.38
                    10.32
                    10.2
                    10.28
                    10.29
                    10.25
                    10.24
                    10.26
                    10.21
                    10.19
                    10.18
                    10.3
                    10.32
                    10.38
                    10.41
                    10.44
                    10.45
                    10.40
                    10.43
                    10.32
                    10.4
                    10.32
                    10.27
                    10.25
                    10.2
                    10.23
                    10.17
                    10.22
                    10.2
                    10.2
                    10.36
                    10.38
                    10.25
                    10.25
                    10.29
                    10.31
                    10.34
                    10.24
                    10.36
                    10.44
                    10.51
                    10.61
                    10.44
                    10.35
                    10.41
                    10.33
                    10.22
                    10.16
                    10.15
                    10.15
                    10.2
                    10.21
                    10.26
                    10.21
                    10.15
                    10.08
                    10.02
                    10
                    10.15
                    10.2
                    10.21
                    10.21
                    10.21
                    10.22
                    10.16
                    10.23
                    10.18
                    10.23
                    10.17
                    10.01
                     9.9701
                     9.95
                     9.91
                     9.87
                     9.87
                     9.86
                     9.92
                    10.03
                    10.14
                    10.08
                    10.16
                    10.38
                    10.54
                    10.55
                    10.6
                    10.57
                    10.51
                    10.55
                    10.36
                    10.36
                    10.35
                    10.31
                    10.27
                    10.28
                    10.23
                    10.21
                    10.23
                    10.15
                    10.33
                    10.23
                    10.15
                    10.14
                    10.13
                    10.05
                    10.05
                    10.11
                    10.34
                    10.34
                    10.24
                    10.43
                    10.41
                    10.41
                    10.3
                    10.28
                    10.3
                    10.32
                    10.4
                    10.31
                    10.31
                    10.43
                    10.5
                    10.38
                    10.4
                    10.43
                    10.29
                    10.33
                    10.39
                    10.29
                    10.3
                    10.22
                    10.25
                    10.31
                    10.27
                    10.35
                    10.33
                    10.27
                    10.32
                    10.37
                    10.29
                    10.22
                    10.3
                    10.35
                    10.29
                    10.39
                    10.39
                    10.35
                    10.44
                    10.4
                    10.34
                    10.38
                    10.36
                    10.22
                    10.32
                    10.34
                    10.29
                    10.32
                    10.25
                    10.25
                    10.38
                    10.28
                    10.33
                    10.28
                    10.42
                    10.45
                    10.35
                    10.4
                    10.39
                    10.4
                    10.33
                    10.33
                    10.48
                    10.52
                    10.51
                    10.52
                    10.4
                    10.47
                    10.52
                    10.44
                    10.48
                    10.47
                    10.5
                    10.35
                    10.39
                    10.4
                    10.34
                    10.5
                    10.42
                    10.46
                    10.43
                    10.49
                    10.47
10/31/06            10.5


FUND SNAPSHOT
------------------------------------

Share Price                   $10.50
------------------------------------
Net Asset Value               $11.04
------------------------------------
Premium/(Discount) to NAV     -4.89%
------------------------------------
Market Yield                   4.80%
------------------------------------
Taxable-Equivalent Yield1      6.67%
------------------------------------
Net Assets ($000)             89,605
------------------------------------
Average Effective Maturity
on Securities (Years)          17.09
------------------------------------
Modified Duration               4.97
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
-----------------------------------

         On Share Price    On NAV
-----------------------------------

1-Year          4.42%         6.50%
-----------------------------------
5-Year          2.87%         5.52%
-----------------------------------
10-Year         4.62%         5.15%
-----------------------------------

STATES
(as a % of total investments)
-----------------------------------
California                     21.6%
------------------------------------
Illinois                       10.0%
------------------------------------
Texas                           9.5%
------------------------------------
Colorado                        6.5%
------------------------------------
New York                        6.2%
------------------------------------
South Carolina                  5.0%
------------------------------------
Ohio                            4.4%
------------------------------------
Indiana                         4.0%
------------------------------------
Michigan                        3.7%
------------------------------------
Virginia                        3.1%
------------------------------------
Virgin Islands                  3.1%
------------------------------------
Pennsylvania                    2.7%
------------------------------------
Tennessee                       2.5%
------------------------------------
Louisiana                       2.5%
------------------------------------
West Virginia                   2.4%
------------------------------------
Other                          12.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    20.5%
------------------------------------
Utilities                      16.5%
------------------------------------
Tax Obligation/General         12.4%
------------------------------------
Tax Obligation/Limited         12.1%
------------------------------------
U.S. Guaranteed                10.0%
------------------------------------
Consumer Staples                8.2%
------------------------------------
Education and Civic
   Organizations                7.5%
------------------------------------
Materials                       5.5%
------------------------------------
Other                           7.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2005 of $0.0018 per share.

Shareholder
           MEETING REPORT

The Annual Shareholder Meeting was held on August 1, 2006, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.




                                                                                                               NUV             NMI
                                                                                                              Common         Common
                                                                                                              Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale
      For                                                                                                  158,146,579     6,914,327
      Withhold                                                                                               2,255,373        81,178
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                160,401,952     6,995,505
====================================================================================================================================
Robert P. Bremner
      For                                                                                                  158,119,000     6,915,443
      Withhold                                                                                               2,282,952        80,062
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                160,401,952     6,995,505
====================================================================================================================================
 Jack B. Evans
      For                                                                                                  158,153,907     6,917,443
      Withhold                                                                                               2,248,045        78,062
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                160,401,952     6,995,505
====================================================================================================================================
 William J. Schneider
      For                                                                                                  158,217,032     6,921,680
      Withhold                                                                                               2,184,920        73,825
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                                160,401,952     6,995,505
====================================================================================================================================


Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 14, 2006

                            Nuveen Municipal Value Fund, Inc. (NUV)
                            Portfolio of
                                       INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.0%

$       1,020   Alabama Housing Finance Authority, Collateralized Home Mortgage         4/08 at 102.00        Aaa        $ 1,035,616
                 Program Single Family Mortgage Revenue Bonds, Series 1998A-2,
                 5.450%, 10/01/28 (Alternative Minimum Tax)

        5,000   Courtland Industrial Development Board, Alabama, Solid Waste           11/09 at 101.00       Baa3          5,341,250
                 Disposal Revenue Bonds, Champion International Paper Corporation,
                 Series 1999A, 6.700%, 11/01/29 (Alternative Minimum Tax)

        1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,                6/11 at 101.00         A2          1,872,255
                 Series 2001A, 5.750%, 6/01/31

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement            2/09 at 101.00        AAA         12,586,440
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09)
                 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,770   Total Alabama                                                                                             20,835,561
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.5%

        3,335   Alaska Housing Finance Corporation, General Housing Purpose            12/14 at 100.00        AAA          3,507,986
                  Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%,      9/13 at 100.00        AAA          3,192,420
                 9/01/23 - FGIC Insured

        2,585   Northern Tobacco Securitization Corporation, Alaska, Tobacco            6/10 at 100.00        AAA          2,753,620
                 Settlement Asset-Backed Bonds, Series 2000, 6.200%, 6/01/22
                 (Pre-refunded 6/01/10)
------------------------------------------------------------------------------------------------------------------------------------
        8,920   Total Alaska                                                                                               9,454,026
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.2%

       13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,            7/10 at 101.00          A         14,468,819
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        4,900   Arizona Health Facilities Authority, Hospital System Revenue           11/09 at 100.00       Baa3          5,160,827
                 Bonds, Phoenix Children's Hospital, Series 1999A, 6.250%,
                 11/15/29

        1,400   Arizona Health Facilities Authority, Hospital System Revenue            2/12 at 101.00       Baa3          1,538,642
                 Bonds, Phoenix Children's Hospital, Series 2002A, 6.250%,
                 2/15/21

        3,000   Phoenix Industrial Development Authority, Arizona, GNMA                 4/15 at 100.00        Aaa          3,067,770
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       22,400   Total Arizona                                                                                             24,236,058
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.6%

       10,460   Cabot School District 4, Lonoke County, Arkansas, General Obligation    8/08 at 100.00        Aaa         10,655,707
                 Refunding Bonds, Series 2003, 5.000%, 2/01/32 - AMBAC Insured

           85   Conway, Arkansas, Sales and Use Tax Capital Improvement Bonds,         12/06 at 101.00        AAA             85,974
                 Series 1997A, 5.350%, 12/01/17 (Pre-refunded 12/01/06) -
                 FSA Insured

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue       12/12 at 100.00        Aaa          2,089,960
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       12,545   Total Arkansas                                                                                            12,831,641
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 10.0%

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
       10,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                                 5/12 at 101.00        Aaa         10,902,300
       10,000    5.250%, 5/01/20 (Pre-refunded 5/01/12)                                 5/12 at 101.00        Aaa         10,964,400

        7,310   California Educational Facilities Authority, Revenue Bonds, Loyola      10/09 at 39.19        Aaa          2,582,258
                 Marymount University, Series 2000, 0.000%, 10/01/24 (Pre-refunded
                 10/01/09) - MBIA Insured

        6,000   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00         A+          6,260,760
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        6,830   California Infrastructure Economic Development Bank, Revenue           10/11 at 101.00         A-          7,147,390
                 Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                 10/01/34


14



   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      17,155   California State Public Works Board, Lease Revenue Refunding Bonds,    12/06 at 100.00        Aa2        $17,169,753
                 Various University of California Projects, Series 1993A, 5.500%,
                 6/01/21

       14,680   California Statewide Community Development Authority, Certificates      4/09 at 101.00        BBB         15,049,055
                 of Participation, Internext Group, Series 1999, 5.375%, 4/01/17

                California, General Obligation Bonds, Series 2003:
       14,600    5.250%, 2/01/28                                                        8/13 at 100.00         A+         15,620,248
       11,250    5.000%, 2/01/33                                                        8/13 at 100.00         A+         11,743,200

        7,500   California, General Obligation Bonds, Series 2004, 5.000%, 2/01/33      2/14 at 100.00         A+          7,849,725

        3,000   Capistrano Unified School District, Orange County, California, Special  9/09 at 102.00    N/R (3)          3,235,200
                 Tax Bonds, Community Facilities District 98-2 - Ladera, Series 1999,
                 5.750%, 9/01/29 (Pre-refunded 9/01/09)

        5,870   Central California Joint Powers Health Finance Authority, Certificates  2/07 at 100.00       Baa2          5,871,468
                  of Participation, Community Hospitals of Central California, Series
                  1993, 5.000%, 2/01/23

        5,000   Coast Community College District, Orange County, California, General    8/18 at 100.00        AAA          3,788,900
                 Obligation Bonds, Series 2006C, 0.000%, 8/01/32 - FSA Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road    No Opt. Call        AAA         15,759,300
                 Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)

        2,500   Foothill/Eastern Transportation Corridor Agency, California, Toll Road  1/07 at 100.00        AAA          2,510,550
                 Revenue Bonds, Series 1995A, 6.000%, 1/01/34 (Pre-refunded
                 1/01/07)

       21,150   Golden State Tobacco Securitization Corporation, California, Enhanced   6/13 at 100.00        AAA         22,907,354
                 Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%,
                 6/01/38 (Pre-refunded 6/01/13) - AMBAC Insured

        3,500   Golden State Tobacco Securitization Corporation, California, Tobacco    6/13 at 100.00        BBB          3,994,515
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39

                Golden State Tobacco Securitization Corporation, California, Tobacco
                Settlement Asset-Backed Revenue Bonds, Series 2005A:
        5,000    5.000%, 6/01/38 - FGIC Insured                                         6/15 at 100.00        AAA          5,276,350
        2,000    5.000%, 6/01/45                                                        6/15 at 100.00          A          2,068,740

        9,000   Los Angeles Department of Water and Power, California, Waterworks       7/11 at 100.00         AA          9,315,810
                 Revenue Refunding Bonds, Series 2001A, 5.125%, 7/01/41

        4,000   Los Angeles Regional Airports Improvement Corporation, California,     12/12 at 102.00          B          4,499,320
                 Sublease Revenue Bonds, Los Angeles International Airport,
                 American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%,
                 12/01/24 (Alternative Minimum Tax)

        8,000   Rancho Mirage Joint Powers Financing Authority, California, Revenue     7/14 at 100.00         A3          8,759,360
                 Bonds, Eisenhower Medical Center, Series 2004, 5.625%, 7/01/34

        7,300   San Diego County, California, Certificates of Participation, Burnham    9/09 at 101.00   Baa3 (3)          7,897,651
                Institute, Series 1999, 6.250%, 9/01/29 (Pre-refunded 9/01/09)

        2,009   Yuba County Water Agency, California, Yuba River Development            3/07 at 100.00       Baa3          1,996,223
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1966A,
                 4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------------
      213,654   Total California                                                                                         203,169,830
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 3.4%

        5,000   Arkansas River Power Authority, Colorado, Power Revenue Bonds,         10/16 at 100.00        AAA          5,390,500
                 Series 2006, 5.250%, 10/01/40 - XLCA Insured

        1,800   Colorado Educational and Cultural Facilities Authority, Charter School  8/11 at 100.00        AAA          2,112,048
                 Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.625%,
                 8/15/31 (Pre-refunded 8/15/11)

        2,100   Colorado Health Facilities Authority, Revenue Bonds, Catholic Health    3/12 at 100.00     AA (3)          2,281,314
                 Initiatives, Series 2002A, 5.500%, 3/01/32 (ETM)

        5,000   Colorado Health Facilities Authority, Revenue Bonds, Catholic Health    9/16 at 100.00         AA          4,937,150
                 Initiatives, Series 2006A, 4.500%, 9/01/38 (WI/DD, Settling
                 11/09/06)

        1,365   Colorado Health Facilities Authority, Revenue Bonds, Sisters of        11/06 at 100.00         AA          1,366,242
                 Charity Healthcare Systems Inc., Series 1994, 5.250%, 5/15/14

          500   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley        1/12 at 100.00        BBB            533,215
                Medical Center, Series 2001, 5.750%, 1/15/22


15


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$      18,915   Denver, Colorado, Airport System Revenue Refunding Bonds, Series       11/13 at 100.00        AAA        $19,811,004
                 2003B, 5.000%, 11/15/33 - XLCA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 102.00        AAA          5,479,050
                 Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) -
                 MBIA Insured

       16,500   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,           No Opt. Call        AAA          5,252,940
                 Series 2000B, 0.000%, 9/01/32 - MBIA Insured

       39,700   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,          9/10 at 31.42        AAA         10,813,486
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series     9/10 at 41.72        AAA          2,212,000
                  2004B, 0.000%, 3/01/36 - MBIA Insured

        1,450   Northwest Parkway Public Highway Authority, Colorado, Revenue           6/11 at 102.00        AAA          1,584,691
                Bonds, Senior Series 2001A, 5.500%, 6/15/19 - AMBAC Insured

        7,000   Northwest Parkway Public Highway Authority, Colorado, Revenue           6/16 at 100.00        AAA          6,285,230
                Bonds, Senior Series 2001C, 0.000%, 6/15/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      114,330   Total Colorado                                                                                            68,058,870
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 1.9%

                Washington Convention Center Authority, District of Columbia, Senior
                Lien Dedicated Tax Revenue Bonds, Series 1998:
        2,500    5.250%, 10/01/15 - AMBAC Insured                                      10/08 at 101.00        AAA          2,591,925
       36,520    4.750%, 10/01/28 - AMBAC Insured                                      10/08 at 100.00        AAA         36,754,456
------------------------------------------------------------------------------------------------------------------------------------
       39,020   Total District of Columbia                                                                                39,346,381
------------------------------------------------------------------------------------------------------------------------------------


                Florida - 2.3%

        4,000   Escambia County Health Facilities Authority, Florida, Revenue Bonds,   11/12 at 101.00         AA          4,373,480
                 Ascension Health Credit Group, Series 2002C, 5.750%, 11/15/32

       10,000   Florida State Board of Education, Public Education Capital Outlay       6/15 at 101.00        AAA         10,034,400
                Bonds, Series 2005E, 4.500%, 6/01/35

        1,750   Hillsborough County Industrial Development Authority, Florida,         10/16 at 100.00         A3          1,855,140
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

       10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds,    10/11 at 100.00        AAA         11,068,319
                 Series 2001, 5.000%, 10/01/30 - AMBAC Insured

        4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A, 6.000%,      10/10 at 101.00        AAA          5,308,269
                 10/01/32 - FSA Insured (Alternative Minimum Tax)

        4,895   Orange County Health Facilities Authority, Florida, Hospital Revenue   10/09 at 101.00          A          5,197,364
                 Bonds, Orlando Regional Healthcare System, Series 1999E,
                 6.000%, 10/01/26

          105   Orange County Health Facilities Authority, Florida, Hospital Revenue   10/09 at 101.00      A (3)            112,785
                 Bonds, Orlando Regional Healthcare System, Series 1999E, 6.000%,
                 10/01/26 (Pre-refunded 10/01/09)

        8,250   Orange County School Board, Florida, Certificates of Participation,     8/12 at 100.00        AAA          8,585,693
                 Series 2002A, 5.000%, 8/01/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       44,570   Total Florida                                                                                             46,535,450
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.1%

       10,240   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series            5/09 at 101.00        AAA         10,477,056
                 1999A, 5.000%, 11/01/38 - FGIC Insured

        2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series            5/12 at 100.00        AAA          2,600,425
                 2001A, 5.000%, 11/01/33 - MBIA Insured

        4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004,       10/14 at 100.00        AAA          4,315,160
                  5.250%, 10/01/39 - FSA Insured

          500   Coffee County Hospital Authority, Georgia, Revenue Anticipation           No Opt. Call        AAA            500,985
                 Certificates, Coffee Regional Medical Center Inc., Series 1997A,
                 6.250%, 12/01/06 (ETM)

       21,100   Coffee County Hospital Authority, Georgia, Revenue Anticipation        12/06 at 102.00        AAA         21,575,594
                 Certificates, Coffee Regional Medical Center Inc., Series 1997A,
                 6.750%, 12/01/26 (Pre-refunded 12/01/06


16


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)

$       2,250   Royston Hospital Authority, Georgia, Revenue Anticipation               7/09 at 102.00        N/R        $ 2,329,133
                 Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.500%,
                 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
       40,590   Total Georgia                                                                                             41,798,353
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.1%

        7,500   Hawaii, General Obligation Bonds, Series 2003DA, 5.250%, 9/01/23 -      9/13 at 100.00        AAA          8,134,575
                 MBIA Insured

       12,325   Honolulu City and County, Hawaii, General Obligation Bonds, Series      3/13 at 100.00        AAA         13,153,856
                 2003A, 5.250%, 3/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,825   Total Hawaii                                                                                              21,288,431
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 10.9%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,               1/10 at 100.00         A+          2,196,125
                 6.375%, 1/01/20

        2,425   Chicago Board of Education, Illinois, Unlimited Tax General            12/07 at 102.00        AAA          2,508,978
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A, 5.250%,
                 12/01/22 - AMBAC Insured

       15,000   Chicago Board of Education, Illinois, Unlimited Tax General Obligation    No Opt. Call        AAA          6,815,850
                  Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24
                 - FGIC Insured

        1,125   Chicago Greater Metropolitan Sanitary District, Illinois, General         No Opt. Call        Aaa          1,230,683
                 Obligation Capital Improvement Bonds, Series 1991, 7.000%,
                 1/01/11 (ETM)

        5,000   Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund        7/12 at 100.00     AA (3)          5,444,350
                 Program, Series 2001, 5.375%, 7/01/18 (Pre-refunded 7/01/12)

          285   Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%,      7/12 at 100.00        AAA            311,277
                 1/01/39 - AMBAC Insured

        9,715   Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%,      7/12 at 100.00        AAA         10,722,640
                 1/01/39 (Pre-refunded 7/01/12) - AMBAC Insured

        2,575   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue        1/11 at 101.00        AAA          2,657,941
                 Bonds, O'Hare International Airport, Series 2001C, 5.100%, 1/01/26
                  - AMBAC Insured (Alternative Minimum Tax)

        3,020   Cook County High School District 209, Proviso Township, Illinois,      12/16 at 100.00        AAA          3,069,286
                 General Obligation Bonds, Series 2004, 0.000%, 12/01/19 -
                 FSA Insured

          385   DuPage County Community School District 200, Wheaton, Illinois,        11/13 at 100.00        Aaa            418,661
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 -
                 FSA Insured

        1,615   DuPage County Community School District 200, Wheaton, Illinois,        11/13 at 100.00        Aaa          1,775,660
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

        5,000   Illinois Development Finance Authority, Gas Supply Revenue Bonds,      11/13 at 101.00        AAA          5,143,400
                 Peoples Gas, Light and Coke Company, Series 2003E, 4.875%,
                 11/01/38 (Mandatory put 11/01/18) - AMBAC Insured
                 (Alternative Minimum Tax)

       28,030   Illinois Development Finance Authority, Local Government Program          No Opt. Call        Aaa         16,904,332
                 Revenue Bonds, Kane, Cook and DuPage Counties School District
                 U46 - Elgin, Series 2002, 0.000%, 1/01/19 - FSA Insured

        1,800   Illinois Development Finance Authority, Local Government Program          No Opt. Call        Aaa          1,079,190
                 Revenue Bonds, Winnebago and Boone Counties School District 205
                 - Rockford, Series 2000, 0.000%, 2/01/19 - FSA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds, Chicago         12/21 at 100.00        BBB          3,342,752
                 Charter School Foundation, Series 2002A, 6.250%, 12/01/32

        8,000   Illinois Development Finance Authority, Revenue Bonds, Illinois         9/11 at 100.00        AAA          8,416,720
                 Wesleyan University, Series 2001, 5.125%, 9/01/35 -
                 AMBAC Insured

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern Memorial        8/14 at 100.00        AA+          5,490,350
                Hospital, Series 2004A, 5.500%, 8/15/43

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical    5/10 at 101.00       Baa2         16,152,750
                Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward Hospital    2/11 at 101.00        AAA         15,763,350
                 Obligated Group, Series 2001B, 5.250%, 2/15/34 - FSA Insured

        8,145   Illinois Health Facilities Authority, Revenue Bonds, Sherman Health     8/07 at 101.00        AAA          8,299,266
                Systems, Series 1997, 5.250%, 8/01/22 - AMBAC Insured

        4,350   Illinois Health Facilities Authority, Revenue Bonds, South Suburban       No Opt. Call      A (3)          5,226,830
                Hospital, Series 1992, 7.000%, 2/15/18 (ETM)


17


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,000   Illinois Sports Facility Authority, State Tax Supported Bonds, Series   6/15 at 101.00        AAA        $ 4,596,800
                  2001, 0.000%, 6/15/30 - AMBAC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1992A:
       18,955    0.000%, 6/15/17 - FGIC Insured                                           No Opt. Call        AAA         12,278,291
       12,830    0.000%, 6/15/18 - FGIC Insured                                           No Opt. Call        AAA          7,941,642

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1994B:
        7,250    0.000%, 6/15/18 - MBIA Insured                                           No Opt. Call        AAA          4,487,678
        3,385    0.000%, 6/15/21 - MBIA Insured                                           No Opt. Call        AAA          1,822,349
        5,190    0.000%, 6/15/28 - MBIA Insured                                           No Opt. Call        AAA          2,064,167
       11,300    0.000%, 6/15/29 - FGIC Insured                                           No Opt. Call        AAA          4,306,543

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
       10,000    0.000%, 6/15/24 - MBIA Insured                                         6/22 at 101.00        AAA          6,643,900
       21,375    0.000%, 6/15/34 - MBIA Insured                                           No Opt. Call        AAA          6,443,066
       21,000    0.000%, 12/15/35 - MBIA Insured                                          No Opt. Call        AAA          5,898,900
       20,000    0.000%, 6/15/36 - MBIA Insured                                           No Opt. Call        AAA          5,452,400
       22,370    0.000%, 6/15/39 - MBIA Insured                                           No Opt. Call        AAA          5,300,572
        8,460    5.250%, 6/15/42 - MBIA Insured                                         6/12 at 101.00        AAA          9,078,511

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
       16,550    0.000%, 12/15/21 - MBIA Insured                                          No Opt. Call        AAA          8,723,174
        1,650    5.250%, 6/15/27 - AMBAC Insured                                       12/06 at 102.00        AAA          1,684,749

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
        3,775    0.000%, 6/15/20 - MBIA Insured                                         6/17 at 101.00        AAA          3,157,976
        5,715    0.000%, 6/15/21 - MBIA Insured                                         6/17 at 101.00        AAA          4,795,628

          965   Tri-City Regional Port District, Illinois, Port and Terminal              No Opt. Call        N/R            970,761
                 Facilities Revenue Refunding Bonds, Delivery Network Project,
                 Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)

          495   Tri-City Regional Port District, Illinois, Port and Terminal Facilities   No Opt. Call        N/R            502,237
                 Revenue Refunding Bonds, Dock 2 Enhancement Project, Series
                 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)

        1,575   Will County Community School District 161, Summit Hill, Illinois,         No Opt. Call        Aaa            992,329
                 Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18
                 - FGIC Insured

          720   Will County Community School District 161, Summit Hill, Illinois,         No Opt. Call        Aaa            456,624
                 Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 -
                 FGIC Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      335,270   Total Illinois                                                                                           220,568,688
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 4.7%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series           2/13 at 101.00        AAA         10,967,800
                 2001A, 5.375%, 2/01/19

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,    2/07 at 102.00     A+ (3)         17,559,993
                 Clarian Health Partners Inc., Series 1996A, 6.000%, 2/15/21
                 (Pre-refunded 2/15/07)

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,    3/14 at 100.00        AAA          2,152,500
                  Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 -
                  AMBAC Insured

                Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                Sisters of St. Francis Health Services Inc., Series 1997A:
          255    5.125%, 11/01/17 (Pre-refunded 11/01/07) - MBIA Insured               11/07 at 102.00        AAA            263,849
          595    5.125%, 11/01/17 (Pre-refunded 11/01/07) - MBIA Insured               11/07 at 102.00        AAA            615,647
        3,175    5.375%, 11/01/27 (Pre-refunded 11/01/07) - MBIA Insured               11/07 at 102.00        AAA          3,292,888
        7,345    5.375%, 11/01/27 (Pre-refunded 11/01/07) - MBIA Insured               11/07 at 102.00        AAA          7,617,720

       20,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,        6/13 at 100.00        AAA         20,964,000
                 Series 2003A, 5.000%, 6/01/28 - FSA Insured

                Indianapolis Local Public Improvement Bond Bank, Indiana, Series
                1999E:
       12,500    0.000%, 2/01/21 - AMBAC Insured                                          No Opt. Call        AAA          6,807,875
       14,595    0.000%, 2/01/27 - AMBAC Insured                                          No Opt. Call        AAA          5,997,961


18


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       5,000   Mooresville School Building Corporation, Morgan County, Indiana,        1/09 at 102.00        AAA        $ 5,230,600
                 First Mortgage Bonds, Series 1998, 5.000%, 7/15/15 - FSA Insured

       13,100   Noblesville, Indiana, Revenue Bonds, Catholic High School               7/13 at 101.00        N/R         13,731,027
                Corporation, Series 2003, 5.750%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
      105,670   Total Indiana                                                                                             95,201,860
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.9%

        3,500   Iowa Higher Education Loan Authority, Private College Facility         10/12 at 100.00      A (3)          3,830,925
                 Revenue Bonds, Wartburg College, Series 2002, 5.500%,
                 10/01/33 (Pre-refunded 10/01/12) - ACA Insured

        7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement              6/15 at 100.00        BBB          7,440,020
                Revenue Bonds, Series 2005C, 5.625%, 6/01/46

        6,160   Iowa Tobacco Settlement Authority, Tobacco Settlement                   6/11 at 101.00        AAA          6,713,353
                 Asset-Backed Revenue Bonds, Series  2001B, 5.600%, 6/01/35
                 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
       16,660   Total Iowa                                                                                                17,984,298
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5%

       10,000   Kansas Department of Transportation, Highway Revenue Bonds,             3/14 at 100.00        AAA         10,665,600
                 Series 2004A, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.1%

        1,755   Greater Kentucky Housing Assistance Corporation, FHA-Insured            1/07 at 100.00        AAA          1,757,159
                 Section 8 Mortgage Revenue Refunding Bonds, Series 1997A,
                 6.100%, 1/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.1%

        1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds,            3/08 at 102.00         B2          1,005,830
                 Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11
                 (Alternative Minimum Tax)

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,          8/15 at 100.00         A+          5,448,546
                 Franciscan Missionaries of Our Lady Health System, Series 2005A,
                 5.250%, 8/15/32

       11,885   Louisiana Public Facilities Authority, Hospital Revenue Refunding       5/07 at 100.00        AAA         13,313,220
                 Bonds, Southern Baptist Hospital, Series 1986, 8.000%, 5/15/12
                 (ETM)

       20,980   Tobacco Settlement Financing Corporation, Louisiana, Tobacco            5/11 at 101.00        BBB         22,345,588
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------
       39,015   Total Louisiana                                                                                           42,113,184
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.4%

        3,500   Maryland Energy Financing Administration, Revenue Bonds, AES            9/07 at 100.00        N/R          3,527,510
                 Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                 Minimum Tax)

        4,600   Maryland Health and Higher Educational Facilities Authority, Revenue    8/14 at 100.00       BBB+          4,920,896
                 Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
        8,100   Total Maryland                                                                                             8,448,406
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.7%

       10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax            7/12 at 100.00        AAA         10,719,300
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32
                 (Pre-refunded 7/01/12)

        1,720   Massachusetts Development Finance Agency, Resource Recovery            12/08 at 102.00        BBB          1,768,040
                 Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.100%,
                 12/01/12 (Alternative Minimum Tax)

        4,340   Massachusetts Health and Educational Facilities Authority, Revenue     11/11 at 101.00         AA          4,560,949
                 Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31
                 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Northern Berkshire Community Services Inc., Series 2004B:
        1,340    6.250%, 7/01/24                                                        7/14 at 100.00        BB-          1,429,217
        1,000    6.375%, 7/01/34                                                        7/14 at 100.00        BB-          1,061,230

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, Senior Series 1997A:
       10,000    5.000%, 1/01/27 - MBIA Insured                                         1/07 at 102.00        AAA         10,207,100
       22,440    5.000%, 1/01/37 - MBIA Insured                                         1/07 at 102.00        AAA         22,926,275


19


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       8,000   Massachusetts Turnpike Authority, Metropolitan Highway System           1/07 at 102.00        AAA        $ 8,174,480
                 Revenue Bonds, Subordinate Series 1997B, 5.125%, 1/01/37 -
                 MBIA Insured

        7,405   Massachusetts Turnpike Authority, Metropolitan Highway System           1/09 at 101.00        AAA          7,620,560
                 Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                 AMBAC Insured

        1,750   Massachusetts Water Pollution Abatement Trust, Pooled Loan              8/10 at 101.00        AAA          1,879,273
                 Program Bonds, Series 6, 5.500%, 8/01/30 (Pre-refunded 8/01/10)

        4,250   Massachusetts Water Pollution Abatement Trust, Pooled Loan              8/10 at 101.00        AAA          4,547,713
                Program Bonds, Series 6, 5.500%, 8/01/30
------------------------------------------------------------------------------------------------------------------------------------
       72,245   Total Massachusetts                                                                                       74,894,137
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.7%

        6,000   Dearborn Hospital Finance Authority, Michigan, Hospital Revenue         2/07 at 100.00        AAA          6,006,180
                 Refunding Bonds, Oakwood Obligated Group, Series 1994A,
                 5.250%, 8/15/21 - MBIA Insured

       10,300   Detroit Local Development Finance Authority, Michigan, Tax              5/09 at 101.00        BB-          9,994,914
                Increment Bonds, Series 1998A, 5.500%, 5/01/21

        5,000   Detroit Water Supply System, Michigan, Water Supply System              7/16 at 100.00        AAA          5,050,200
                 Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured

       14,000   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue         7/15 at 100.00        AAA         14,758,940
                 Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        5,240   Michigan Municipal Bond Authority, Clean Water Revolving Fund          10/12 at 100.00        AAA          5,654,903
                 Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/19

                Michigan Municipal Bond Authority, Public School Academy Revenue
                Bonds, Detroit Academy of Arts and Sciences Charter School,
                Series 2001A:
        1,500    7.500%, 10/01/12                                                      10/09 at 102.00        Ba1          1,556,100
        5,000    7.900%, 10/01/21                                                      10/09 at 102.00        Ba1          5,336,600
        3,500    8.000%, 10/01/31                                                      10/09 at 102.00        Ba1          3,728,375

       22,235   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,      8/08 at 101.00        BB-         22,506,045
                 Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        1,000    6.250%, 8/15/13                                                        2/07 at 100.00        BB-          1,000,570
       12,925    6.500%, 8/15/18                                                        2/07 at 100.00        BB-         12,933,918

        7,200   Michigan Strategic Fund, Limited Obligation Resource Recovery          12/12 at 100.00        AAA          7,614,000
                 Revenue Refunding Bonds, Detroit Edison Company, Series 2002D,
                 5.250%, 12/15/32 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------
       93,900   Total Michigan                                                                                            96,140,745
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.1%

        1,750   Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives,    5/14 at 100.00         AA          1,842,155
                Series 2004A, 5.000%, 5/01/30

          390   Minnesota Housing Finance Agency, Rental Housing Bonds, Series         2/07 at 100.00         AAA            392,106
                 1995D, 5.900%, 8/01/15 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        2,140   Total Minnesota                                                                                            2,234,261
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.7%

       40,000   Missouri Health and Educational Facilities Authority, Revenue Bonds,    5/13 at 100.00         AA         42,334,395
                 BJC Health System, Series 2003, 5.250%, 5/15/32

        2,000   Missouri-Illinois Metropolitan District Bi-State Development Agency,   10/13 at 100.00        AAA          2,104,300
                 Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross
                 County Extension Project, Series 2002B, 5.000%, 10/01/32 -
                 FSA Insured

        4,000   Sugar Creek, Missouri, Industrial Development Revenue Bonds,            6/13 at 101.00        BBB          4,185,360
                 Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                 (Alternative Minimum Tax)


20


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

                West Plains Industrial Development Authority, Missouri, Hospital
                Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
$       1,750    5.500%, 11/15/12                                                      11/07 at 101.00         BB        $ 1,775,568
        1,000    5.600%, 11/15/17                                                      11/07 at 101.00         BB          1,010,250

        3,075   West Plains Industrial Development Authority, Missouri, Hospital       11/09 at 101.00         BB          3,215,989
                 Facilities Revenue Bonds, Ozark Medical Center, Series 1999,
                 6.750%, 11/15/24
------------------------------------------------------------------------------------------------------------------------------------
       51,825   Total Missouri                                                                                            54,625,862
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.2%

        3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue             3/13 at 101.00        AAA          3,941,063
                 Refunding Bonds, Puget Sound Energy, Series 2003A, 5.000%,
                 3/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 2.0%

        2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital,     9/13 at 100.00         AA          2,611,075
                 Series 2003A, 5.125%, 9/01/29 - RAAI Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
       15,095    0.000%, 1/01/24 - AMBAC Insured                                          No Opt. Call        AAA          7,043,478
       11,000    0.000%, 1/01/25 - AMBAC Insured                                          No Opt. Call        AAA          4,892,360
        2,000    5.625%, 1/01/32 - AMBAC Insured                                        1/10 at 102.00        AAA          2,143,940
       22,010    5.375%, 1/01/40 - AMBAC Insured                                        1/10 at 100.00        AAA         22,940,363
------------------------------------------------------------------------------------------------------------------------------------
       52,605   Total Nevada                                                                                              39,631,216
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.6%

       23,625   New Jersey Economic Development Authority, Special Facilities           9/09 at 101.00          B         24,436,283
                 Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%,
                 9/15/29 (Alternative Minimum Tax)

        9,000   New Jersey Economic Development Authority, Special Facilities          11/10 at 101.00          B          9,598,680
                 Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                 11/15/30 (Alternative Minimum Tax)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Trinitas Hospital Obligated Group, Series 2000:
          250    7.375%, 7/01/15                                                        7/10 at 101.00       BBB-            280,790
       11,200    7.500%, 7/01/30                                                        7/10 at 101.00       BBB-         12,516,896

        7,500   New Jersey Transportation Trust Fund Authority, Transportation          6/13 at 100.00        AAA          8,331,225
                 System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded
                 6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       30,000    0.000%, 12/15/31 - FGIC Insured                                          No Opt. Call        AAA         10,251,900
       27,000    0.000%, 12/15/32 - FSA Insured                                           No Opt. Call        AAA          8,795,790

          310   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,               No Opt. Call        AAA            364,641
                 6.500%, 1/01/16 - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          105    6.500%, 1/01/16 - MBIA Insured (ETM)                                     No Opt. Call        AAA            123,429
        1,490    6.500%, 1/01/16 - MBIA Insured (ETM)                                     No Opt. Call        AAA          1,751,510

       26,680   Tobacco Settlement Financing Corporation, New Jersey, Tobacco           6/12 at 100.00        BBB         28,969,676
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.125%, 6/01/24                                                        6/13 at 100.00        BBB          1,090,170
        7,125    6.250%, 6/01/43                                                        6/13 at 100.00        BBB          7,881,746
------------------------------------------------------------------------------------------------------------------------------------
      145,285   Total New Jersey                                                                                         114,392,736
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.6%

        1,500   University of New Mexico, Revenue Refunding Bonds, Series 1992A,          No Opt. Call         AA          1,774,080
                 6.000%, 6/01/21

        9,600   University of New Mexico, Subordinate Lien Revenue Refunding and        6/12 at 100.00         AA          9,971,136
                 Improvement Bonds, Series 2002A, 5.000%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
       11,100   Total New Mexico                                                                                          11,745,216
------------------------------------------------------------------------------------------------------------------------------------


21



                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.3%

$       8,500   Dormitory Authority of the State of New York, FHA-Insured Mortgage      2/14 at 100.00        AAA        $ 8,945,230
                 Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25

          445   Dormitory Authority of the State of New York, Improvement Revenue       8/09 at 101.00        AA-            461,287
                 Bonds, Mental Health Services Facilities, Series 1999D, 5.250%,
                 2/15/29

                Dormitory Authority of the State of New York, Improvement Revenue
                Bonds, Mental Health Services Facilities, Series 1999D:
           65    5.250%, 2/15/29 (Pre-refunded 8/15/09)                                 8/09 at 101.00    AA- (3)             68,557
        6,490    5.250%, 2/15/29 (Pre-refunded 8/15/09)                                 8/09 at 101.00    AA- (3)          6,845,198

        5,200   Dormitory Authority of the State of New York, New York City, Lease      5/10 at 101.00     A+ (3)          5,676,892
                 Revenue Bonds, Court Facilities, Series 1999, 6.000%, 5/15/39
                 (Pre-refunded 5/15/10)

        2,500   Dormitory Authority of the State of New York, Revenue Bonds, Mount      7/08 at 100.00        Ba1          2,557,100
                 Sinai NYU Health Obligated Group, Series 2000A, 5.500%, 7/01/26

        2,625   Dormitory Authority of the State of New York, Revenue Bonds, Mount      7/08 at 100.00        Ba1          2,684,955
                 Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        5,360   East Rochester Housing Authority, New York, FHA-Insured Mortgage        8/07 at 102.00        AAA          5,544,813
                 Revenue Bonds, St. John's Meadows Project, Series 1997A,
                 5.600%, 8/01/17 - MBIA Insured

       11,000   Long Island Power Authority, New York, Electric System General          6/08 at 101.00        AAA         11,402,050
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26 (Pre-refunded
                 6/01/08) - MBIA Insured

       15,500   Long Island Power Authority, New York, Electric System General          9/11 at 100.00     A- (3)         16,756,120
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

        2,000   Long Island Power Authority, New York, Electric System General          6/16 at 100.00         A-          2,109,740
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35

       10,000   New York City Industrial Development Agency, New York, Special          8/12 at 101.00          B         11,816,500
                 Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                 Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)

        5,500   New York City Municipal Water Finance Authority, New York, Water       12/14 at 100.00        AAA          5,813,500
                 and Sewerage System Revenue Bonds, Fiscal Series 2005B,
                 5.000%, 6/15/36 - FSA Insured

            5   New York City, New York, General Obligation Bonds, Fiscal Series        8/08 at 100.00        AA-              5,084
                 1997E, 6.000%, 8/01/16

       39,610   New York City, New York, General Obligation Bonds, Fiscal Series       10/07 at 101.00        Aaa         40,932,180
                 1997G, 6.000%, 10/15/26 (Pre-refunded 10/15/07)

        9,320   New York City, New York, General Obligation Bonds, Fiscal Series        8/07 at 101.00        AA-          9,526,811
                 1998D, 5.500%, 8/01/10

        4,075   New York City, New York, General Obligation Bonds, Fiscal Series        8/07 at 101.00    AA- (3)          4,175,571
                 1998D, 5.500%, 8/01/10 (Pre-refunded 8/01/07)

                New York City, New York, General Obligation Bonds, Fiscal Series
                2003J:
        4,515    5.500%, 6/01/21                                                        6/13 at 100.00        AA-          4,926,633
        2,960    5.500%, 6/01/22                                                        6/13 at 100.00        AA-          3,224,476

                New York City, New York, General Obligation Bonds, Fiscal Series
                2003J:
       10,485    5.500%, 6/01/21 (Pre-refunded 6/01/13)                                 6/13 at 100.00     A1 (3)         11,687,315
        7,040    5.500%, 6/01/22 (Pre-refunded 6/01/13)                                 6/13 at 100.00     A1 (3)          7,847,277

                New York City, New York, General Obligation Bonds, Fiscal Series
                2004C:
        8,000    5.250%, 8/15/24                                                        8/14 at 100.00        AA-          8,610,400
        6,000    5.250%, 8/15/25                                                        8/14 at 100.00        AA-          6,449,520

        3,335   New York Dormitory Authority, New York, FHA Insured Mortgage            8/16 at 100.00        AAA          3,487,443
                 Hospital Revenue Bonds, Kaleida Health, Municipal Securities Trust
                 7020, 6.394%, 2/15/35 (IF)

        8,500   New York State Power Authority, General Revenue Bonds, Series          11/10 at 100.00        Aa2          8,960,530
                2000A, 5.250%, 11/15/40

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       10,000    5.500%, 6/01/17                                                        6/11 at 100.00        AA-         10,736,900
       26,190    5.500%, 6/01/18                                                        6/12 at 100.00        AA-         28,430,555
       33,810    5.500%, 6/01/19                                                        6/13 at 100.00        AA-         37,077,396

        2,500   Port Authority of New York and New Jersey, Special Project Bonds,         No Opt. Call        AAA          2,732,725
                 JFK International Air Terminal LLC, Sixth Series 1997, 6.250%,
                 12/01/10 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      251,530   Total New York                                                                                           269,492,758
------------------------------------------------------------------------------------------------------------------------------------


22



   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.9%

$       1,500   Charlotte, North Carolina, Certificates of Participation, Governmental  6/13 at 100.00        AA+        $ 1,563,525
                 Facilities Projects, Series 2003G, 5.000%, 6/01/33

        1,105   North Carolina Eastern Municipal Power Agency, Power System             1/07 at 102.00        AAA          1,130,923
                 Revenue Refunding Bonds, Series 1996A, 5.700%, 1/01/13
                 (Pre-refunded 1/01/07) - MBIA Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power System             1/13 at 100.00        BBB          2,609,850
                 Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26

        1,500   North Carolina Infrastructure Finance Corporation, Certificates of      2/14 at 100.00        AA+          1,592,055
                 Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/20

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric Revenue       1/10 at 101.00         A3         10,878,700
                Bonds, Series 1999B, 6.500%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
       16,605   Total North Carolina                                                                                      17,775,053
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.2%

        3,000   Columbus City School District, Franklin County, Ohio, General           6/13 at 100.00        AAA          3,241,950
                Obligation Bonds, Series 2003,
                 5.000%, 12/01/31 (Pre-refunded 6/01/13) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.8%

       15,000   Oklahoma Development Finance Authority, Revenue Bonds, St. John         2/14 at 100.00         AA         15,742,350
                Health System, Series 2004, 5.125%, 2/15/31
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.1%

        2,600   Clackamas County Hospital Facility Authority, Oregon, Revenue           5/11 at 101.00        AA-          2,743,936
                 Refunding Bonds, Legacy Health System, Series 2001, 5.250%,
                 5/01/21
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.5%

        4,500   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,    7/08 at 100.00         AA          4,530,960
                 University of Pennsylvania, Series 1998, 4.500%, 7/15/21

        6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       12/14 at 100.00        AAA          7,217,275
                 2004A, 5.500%, 12/01/31 - AMBAC Insured

        8,000   Philadelphia School District, Pennsylvania, General Obligation Bonds,   6/14 at 100.00        AAA          8,485,680
                 Series 2004D, 5.125%, 6/01/34 - FGIC Insured

       10,075   State Public School Building Authority, Pennsylvania, Lease Revenue     6/13 at 100.00        AAA         10,566,559
                 Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33
                 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       29,075   Total Pennsylvania                                                                                        30,800,474
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.1%

        5,450   Puerto Rico Industrial, Tourist, Educational, Medical and               6/10 at 101.00       Baa3          5,933,688
                 Environmental Control Facilities Financing Authority, Co-Generation
                 Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)

       10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation     10/10 at 101.00        AAA         10,780,700
                Bonds, Series 2000A, 5.500%, 10/01/40

        5,000   Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,
                 7/01/19 - MBIA Insured                                                 7/10 at 100.00        AAA          5,354,400
------------------------------------------------------------------------------------------------------------------------------------
       20,450   Total Puerto Rico                                                                                         22,068,788
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.2%

        6,250   Rhode Island Health and Educational Building Corporation, Hospital      5/07 at 102.00        AAA          6,418,250
                 Financing Revenue Bonds, Lifespan Obligated Group, Series 1996,
                 5.250%, 5/15/26 - MBIA Insured

       16,000   Rhode Island Tobacco Settlement Financing Corporation, Tobacco          6/12 at 100.00        BBB         17,225,120
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
       22,250   Total Rhode Island                                                                                         23,643,37
------------------------------------------------------------------------------------------------------------------------------------


23

                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.7%

$       7,000   Dorchester County School District 2, South Carolina, Installment       12/14 at 100.00          A        $ 7,403,200
                 Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation Fee         6/14 at 100.00        AAA          3,145,440
                 Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC Insured

        8,475   Piedmont Municipal Power Agency, South Carolina, Electric Revenue      12/06 at 100.00        BBB          8,476,526
                 Refunding Bonds, Series 1986, 5.000%, 1/01/25

       20,750   South Carolina JOBS Economic Development Authority, Economic           11/12 at 100.00         A-         22,215,365
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

        8,000   South Carolina JOBS Economic Development Authority, Hospital           12/10 at 102.00   Baa2 (3)          9,263,280
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A, 7.375%,
                 12/15/21 (Pre-refunded 12/15/10)

        4,215   Spartanburg Sanitary Sewer District, South Carolina, Sewer System       3/14 at 100.00        AAA          4,424,359
                 Revenue Bonds, Series 2003B, 5.000%, 3/01/38 - MBIA Insured

          110   Tobacco Settlement Revenue Management Authority, South Carolina,        5/11 at 101.00        BBB            117,550
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22
------------------------------------------------------------------------------------------------------------------------------------
       51,550   Total South Carolina                                                                                      55,045,720
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.3%

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                Tennessee Inc., Series 2002:
        3,000    6.375%, 4/15/22                                                        4/12 at 101.00       Baa3          3,292,140
        2,605    6.500%, 4/15/31                                                        4/12 at 101.00       Baa3          2,887,590
------------------------------------------------------------------------------------------------------------------------------------
        5,605   Total Tennessee                                                                                            6,179,730
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 5.9%

       13,000   Alliance Airport Authority, Texas, Special Facilities Revenue Bonds,   12/06 at 100.00       CCC+         13,260,000
                 American Airlines Inc., Series 1990, 7.500%, 12/01/29 (Alternative
                 Minimum Tax)

        5,440   Austin, Texas, Combined Utility System Revenue Bonds, Series              No Opt. Call        AAA          5,928,131
                 1992A, 12.500%, 11/15/07 - MBIA Insured (ETM)

       18,825   Austin, Texas, Combined Utility System Revenue Bonds, Series              No Opt. Call        AAA         20,502,496
                 1992A, 12.500%, 11/15/07 - MBIA Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue Refunding      4/13 at 101.00       Baa2          5,977,525
                 Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32
                 (Alternative Minimum Tax)

        4,000   Central Texas Regional Mobility Authority, Travis and Williamson        1/15 at 100.00        AAA          4,192,280
                 Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/35
                 - FGIC Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue     11/11 at 100.00        AAA          2,870,316
                 Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured

       23,875   Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,            No Opt. Call        AAA          8,759,260
                 Convention and Entertainment Project, Series 2001B, 0.000%,
                 9/01/29 - AMBAC Insured

       10,045   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,          7/10 at 100.00        AAA         10,717,915
                 Series 2000A, 5.875%, 7/01/16 - FSA Insured (Alternative
                 Minimum Tax)

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                          No Opt. Call        AAA          5,032,703
        3,470    0.000%, 2/15/11                                                          No Opt. Call        AAA          2,953,907

        5,000   Kerrville Health Facilities Development Corporation, Texas, Revenue       No Opt. Call       BBB-          5,250,900
                 Bonds, Sid Peterson Memorial Hospital Project, Series 2005,
                 5.375%, 8/15/35

       22,060   Leander Independent School District, Williamson and Travis Counties,     8/09 at 31.45        AAA          6,169,079
                 Texas, Unlimited Tax School Building and Refunding Bonds, Series
                 2000, 0.000%, 8/15/27

        6,000   Matagorda County Navigation District 1, Texas, Revenue Bonds,           4/08 at 102.00       BBB-          6,382,740
                 Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29

        5,000   Port Corpus Christi Industrial Development Corporation, Texas,          5/07 at 102.00       BBB-          5,173,450
                 Environmental Facilities Revenue Bonds, Citgo Petroleum
                 Corporation, Series 2003, 8.250%, 11/01/31 (Alternative
                 Minimum Tax)


24


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   Port Corpus Christi Industrial Development Corporation, Texas,          4/08 at 102.00       BBB-        $ 5,172,550
                 Revenue Refunding Bonds, Valero Refining and Marketing
                 Company, Series 1997A, 5.400%, 4/01/18

        5,000   Richardson Hospital Authority, Texas, Revenue Bonds, Richardson        12/13 at 100.00        BBB          5,477,650
                 Regional Medical Center, Series 2004, 6.000%, 12/01/34

        2,000   Sabine River Authority, Texas, Pollution Control Revenue Refunding      7/13 at 101.00       Baa2          2,155,260
                 Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22

        3,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,            5/15 at 100.00        AAA          3,066,510
                 4.750%, 5/15/37 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      145,210   Total Texas                                                                                              119,042,672
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.8%

        1,655   Intermountain Power Agency, Utah, Power Supply Revenue Refunding        7/07 at 102.00        AAA          1,711,518
                 Bonds, Series 1997B, 5.750%, 7/01/19 (Pre-refunded 7/01/07) -
                 MBIA Insured

        3,345   Intermountain Power Agency, Utah, Power Supply Revenue Refunding        7/07 at 102.00        AAA          3,455,385
                 Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA Insured

        1,850   Utah Housing Finance Agency, Single Family Mortgage Bonds, Series       1/10 at 101.50        Aaa          1,895,714
                 1998G-2, Class I, 5.200%, (Alternative Minimum Tax)

        3,700   Utah State Board of Regents, Utah State University, Revenue Bonds,      4/14 at 100.00        AAA          3,885,629
                 Series 2004, 5.000%, 4/01/35 - MBIA Insured

        5,810   Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing        10/12 at 100.00        Aaa          6,214,318
                 Program, Series 2002C, 5.250%, 10/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       16,360   Total Utah                                                                                                17,162,564
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 0.1%

        2,500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery        1/14 at 100.00        BBB          2,768,100
                 Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 1.4%

        4,125   Metropolitan Washington D.C. Airports Authority, Airport System        10/12 at 100.00        AAA          4,521,165
                 Revenue Bonds, Series 2002A, 5.750%, 10/01/16 - FGIC Insured
                 (Alternative Minimum Tax)

       15,000   Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds,     8/08 at 28.38        AAA          3,991,050
                 Route 895 Connector Toll Road, Series 1998A, 0.000%, 8/15/30
                 (Pre-refunded 8/15/08)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
       19,400    0.000%, 8/15/33 (Pre-refunded 8/15/08)                                  8/08 at 23.55        AAA          4,283,326
       60,500    0.000%, 8/15/35 (Pre-refunded 8/15/08)                                  8/08 at 20.95        AAA         11,879,780

        3,245   Virginia Housing Development Authority, Multifamily Housing Bonds,      1/08 at 102.00        AA+          3,344,200
                 Series 1997E, 5.600%, 11/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      102,270   Total Virginia                                                                                            28,019,521
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 2.5%

        6,400   Cowlitz County Public Utilities District 1, Washington, Electric        9/14 at 100.00        AAA          6,710,080
                 Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 -
                 FGIC Insured

       12,500   Energy Northwest, Washington, Electric Revenue Refunding Bonds,         7/12 at 100.00        AAA         13,953,500
                 Columbia Generating Station - Nuclear Project 2, Series 2002B,
                 6.000%, 7/01/18 - AMBAC Insured

        4,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,         7/13 at 100.00        AAA          4,388,280
                 Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 - XLCA Insured

        8,200   Washington Public Power Supply System, Revenue Refunding Bonds,           No Opt. Call        Aaa          6,057,176
                 Nuclear Project 3, Series 1989B, 0.000%, 7/01/14

        5,000   Washington State Healthcare Facilities Authority, Revenue Bonds,       10/16 at 100.00        AAA          5,056,550
                 Providence Health Care Services, Series 2006A, 4.625%, 10/01/34
                  - FGIC Insured

        4,115   Washington State Tobacco Settlement Authority, Tobacco Settlement       6/13 at 100.00        BBB          4,602,051
                 Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32



25


                            Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

                Washington State, Motor Vehicle Fuel Tax General Obligation Bonds,
                Series 2002-03C:
$       9,000    0.000%, 6/01/29 - MBIA Insured                                           No Opt. Call        AAA      $   3,338,370
       16,195    0.000%, 6/01/30 - MBIA Insured                                           No Opt. Call        AAA          5,749,225
------------------------------------------------------------------------------------------------------------------------------------
       65,410   Total Washington                                                                                          49,855,232
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.6%

                Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        8,000    6.125%, 6/01/27                                                        6/12 at 100.00        BBB          8,649,520
       12,240    6.375%, 6/01/32                                                        6/12 at 100.00        BBB         13,377,218

        6,000   Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue             8/13 at 100.00        AAA          6,379,800
                 Bonds, Public Schools, Series 2003A, 5.125%, 8/01/22 -
                 AMBAC Insured

       12,305   Wisconsin Health and Educational Facilities Authority, Revenue          8/07 at 102.00        AAA         12,674,642
                 Bonds, Aurora Healthcare Inc., Series 1997, 5.250%, 8/15/27 -
                 MBIA Insured

        6,000   Wisconsin Health and Educational Facilities Authority, Revenue          9/13 at 100.00         A-          6,505,980
                 Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry,
                 Series 2003A, 5.875%, 9/01/33

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue          2/16 at 100.00       BBB+          1,049,250
                 Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17

        3,750   Wisconsin Health and Educational Facilities Authority, Revenue          2/12 at 101.00         A-          4,052,025
                 Bonds, Wheaton Franciscan Services Inc., Series 2002, 5.750%,
                 8/15/30
------------------------------------------------------------------------------------------------------------------------------------
       49,295   Total Wisconsin                                                                                           52,688,435
------------------------------------------------------------------------------------------------------------------------------------

$   2,283,654   Total Long-Term Investments (cost $1,821,162,019) - 98.7%                                              1,998,169,685

=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.2%

        5,000   New York City Municipal Water Finance Authority, New York, Water                             A-1+          5,000,000
                 and Sewerage System Revenue Bonds, Variable Rate Demand
                 Obligations, Fiscal Series 1994C, 3.620%, 6/15/23 - FGIC
                 Insured (4)
------------------------------------------------------------------------------------------------------------------------------------
$       5,000   Total Short-Term Investments (cost $5,000,000)                                                             5,000,000
=============-----------------------------------------------------------------------------------------------------------------------

                Total Investments (cost $1,826,162,019) - 98.9%                                                        2,003,169,685
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.1%                                                                      22,794,478
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                     $2,025,964,163
                ====================================================================================================================


                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                     N/R Not rated.

                   WI/DD Purchased on a when-issued or delayed delivery basis.

                   (ETM) Escrowed to maturity.

                    (IF) Inverse floating rate investment.

                                 See accompanying notes to financial statements.


                            Nuveen Municipal Income Fund, Inc. (NMI)
                            Portfolio of
                                       INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.8%

$         690   Phenix City Industrial Development Board, Alabama, Environmental        5/12 at 100.00        BBB        $   742,923
                 Improvement Revenue Bonds, MeadWestvaco Corporation, Series
                 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 21.3%

        5,530   Adelanto School District, San Bernardino County, California, General      No Opt. Call        AAA          2,908,338
                 Obligation Bonds, Series 1997A, 0.000%, 9/01/22 - MBIA Insured

                Brea Olinda Unified School District, California, General Obligation
                Bonds, Series 1999A:
        2,000    0.000%, 8/01/21 - FGIC Insured                                           No Opt. Call        AAA          1,066,280
        2,070    0.000%, 8/01/22 - FGIC Insured                                           No Opt. Call        AAA          1,052,657
        2,120    0.000%, 8/01/23 - FGIC Insured                                           No Opt. Call        AAA          1,027,691

        1,000   California Health Facilities Financing Authority, Revenue Bonds,        4/16 at 100.00         A+          1,066,510
                 Kaiser Permanante System, Series 2006, 5.250%, 4/01/39

        3,000   California State Public Works Board, Lease Revenue Bonds,               6/14 at 100.00          A          3,159,360
                 Department of Mental Health, Coalinga State Hospital, Series
                 2004A, 5.000%, 6/01/25

        1,000   California Statewide Community Development Authority, Revenue           7/15 at 100.00       BBB+          1,027,540
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.000%, 7/01/39

          500   California, General Obligation Bonds, Series 2004, 5.200%, 4/01/26      4/14 at 100.00         A+            536,735

        1,000   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/27      3/16 at 100.00         A+          1,063,180

        1,150   Foothill/Eastern Transportation Corridor Agency, California, Toll       1/07 at 100.00        AAA          1,154,853
                 Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34 (Pre-refunded
                 1/01/07)

        3,000   Golden State Tobacco Securitization Corporation, California, Tobacco    6/13 at 100.00        BBB          3,423,870
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39

          500   Lake Elsinore Public Finance Authority, California, Local Agency       10/13 at 102.00        N/R            547,945
                 Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33

        1,000   Vernon, California, Electric System Revenue Bonds, Malburg              4/08 at 100.00        Aaa          1,026,850
                 Generating Station Project, Series 2003C, 5.375%, 4/01/18
                 (Pre-refunded 4/01/08)
------------------------------------------------------------------------------------------------------------------------------------
       23,870   Total California                                                                                          19,061,809
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.4%

          840   Colorado Educational and Cultural Facilities Authority, Charter School  7/12 at 100.00        BBB            881,815
                 Revenue Bonds, Douglas County School District RE-1 - DCS
                 Montessori School, Series 2002A, 6.000%, 7/15/22

          460   Colorado Educational and Cultural Facilities Authority, Charter School  8/11 at 100.00        AAA            532,165
                 Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.500%,
                 8/15/21 (Pre-refunded 8/15/11)

        1,000   Colorado Educational and Cultural Facilities Authority, Charter School  6/11 at 100.00    Ba1 (3)          1,145,640
                 Revenue Bonds, Weld County School District 6 - Frontier Academy,
                 Series 2001, 7.375%, 6/01/31 (Pre-refunded 6/01/11)

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical        6/16 at 100.00         A-          1,029,820
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35

        2,000   Denver City and County, Colorado, Airport System Revenue Refunding     11/10 at 100.00        AAA          2,163,660
                 Bonds, Series 2000A, 6.000%, 11/15/16 - AMBAC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Colorado                                                                                             5,753,100
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 2.2%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,           4/07 at 101.00        BBB          1,497,671
                 Series 1995, 6.750%, 10/15/15

          500   Eastern Connecticut Resource Recovery Authority, Solid Waste            1/07 at 100.00        BBB            502,400
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        1,980   Total Connecticut                                                                                          2,000,071
------------------------------------------------------------------------------------------------------------------------------------



27


                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.3%

$         170   Dade County Industrial Development Authority, Florida, Revenue         12/06 at 101.50        N/R        $   172,640
                 Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995,
                 8.000%, 6/01/22

        1,250   Martin County Industrial Development Authority, Florida, Industrial    12/06 at 100.00        BB+          1,254,600
                 Development Revenue Bonds, Indiantown Cogeneration LP, Series
                 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

          600   Martin County Industrial Development Authority, Florida, Industrial    12/06 at 100.00        BB+            602,526
                 Development Revenue Refunding Bonds, Indiantown Cogeneration
                 LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,020   Total Florida                                                                                              2,029,766
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 9.9%

        1,400   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero        1/09 at 100.00        N/R          1,469,454
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

                Illinois Development Finance Authority, Revenue Bonds, Chicago
                Charter School Foundation, Series 2002A:
          500    6.125%, 12/01/22                                                      12/12 at 100.00        BBB            532,805
        1,000    6.250%, 12/01/32                                                      12/21 at 100.00        BBB          1,051,180

        1,000   Illinois Educational Facilities Authority, Student Housing Revenue      5/12 at 101.00        Aaa          1,012,570
                 Bonds, Educational Advancement Foundation Fund, University
                 Center Project, Series 2002, 6.250%, 5/01/34

        1,550   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical    5/12 at 100.00       Baa2          1,618,650
                 Center, Series 2002, 5.500%, 5/15/32

        1,700   Joliet Regional Port District, Illinois, Airport Facilities             7/07 at 103.00    N/R (3)          1,764,396
                 Revenue Bonds, Lewis University Airport, Series 1997A, 7.250%,
                 7/01/18 (Pre-refunded 7/01/07) (Alternative Minimum Tax)

        1,305   North Chicago, Illinois, General Obligation Bonds, Series 2005B,       11/15 at 100.00        AAA          1,390,125
                 5.000%, 11/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        8,455   Total Illinois                                                                                             8,839,180
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.9%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,    8/12 at 101.00       Baa1          2,173,080
                 Riverview Hospital, Series 2002, 6.125%, 8/01/31

        1,255   Whitley County, Indiana, Solid Waste and Sewerage Disposal             11/10 at 102.00        N/R          1,359,278
                 Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
                 11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        3,255   Total Indiana                                                                                              3,532,358
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.4%

        1,745   Louisiana Public Facilities Authority, Extended Care Facilities           No Opt. Call        BBB          2,181,075
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.1%

        1,000   Maryland Energy Financing Administration, Revenue Bonds, AES            9/07 at 100.00        N/R          1,007,860
                 Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.9%

          500   Massachusetts Development Finance Agency, Resource Recovery            12/09 at 102.00        BBB            538,755
                 Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%,
                  12/01/14 (Alternative Minimum Tax)

          270   Massachusetts Industrial Finance Agency, Resource Recovery             12/08 at 102.00        BBB            280,808
                 Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.450%, 12/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          770   Total Massachusetts                                                                                          819,563
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.7%

        1,000   Delta County Economic Development Corporation, Michigan,                4/12 at 100.00        AAA          1,116,040
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Paper Company, Series
                 2002B, 6.450%, 4/15/23 (Pre-refunded 4/15/12) (Alternative
                 Minimum Tax)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue             1/07 at 101.00        Ba3          2,183,776
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
        3,150   Total Michigan                                                                                             3,299,816
------------------------------------------------------------------------------------------------------------------------------------



28


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.4%

$       1,200   Montana Board of Investments, Exempt Facility Revenue Bonds,            7/10 at 101.00         B2        $ 1,251,696
                 Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.2%

        1,000   Washington County, Nebraska, Wastewater Facilities Revenue Bonds,      11/12 at 101.00         A+          1,092,410
                 Cargill Inc., Series 2002, 5.900%, 11/01/27 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.8%

          400   New Hampshire Higher Educational and Health Facilities Authority,       1/07 at 102.00       BBB-            409,052
                 Revenue Bonds, New Hampshire College, Series 1997, 6.375%, 1/01/27

                New Hampshire Higher Educational and Health Facilities
                Authority, Revenue Bonds, New Hampshire College, Series 1997:
          100    6.375%, 1/01/27 (Pre-refunded 1/01/07)                                 1/07 at 102.00   BBB- (3)            102,436
          200    6.375%, 1/01/27 (Pre-refunded 1/01/07)                                 1/07 at 102.00   BBB- (3)            204,892
------------------------------------------------------------------------------------------------------------------------------------
          700   Total New Hampshire                                                                                          716,380
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 6.1%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,            7/13 at 100.00         AA          1,095,230
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        4,045   Yates County Industrial Development Agency, New York, FHA-Insured       2/11 at 101.00        AAA          4,388,056
                 Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors
                 Memorial Hospital, Series 2000A, 6.000%, 2/01/41
------------------------------------------------------------------------------------------------------------------------------------
        5,045   Total New York                                                                                             5,483,286
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.3%

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands         8/16 at 100.00          A          1,055,860
                 Regional Medical Center, Series 2006, 5.250%, 8/15/46

        2,300   Ohio Water Development Authority, Solid Waste Disposal Revenue          9/09 at 102.00        N/R          2,384,985
                 Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                 (Alternative Minimum Tax)

          400   Ohio Water Development Authority, Solid Waste Disposal Revenue          3/07 at 101.00         A+            409,168
                 Bonds, BHP Steel LLC, Series 1995, 6.300%, 9/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        3,700   Total Ohio                                                                                                 3,850,013
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.6%

        1,080   Allegheny County Hospital Development Authority, Pennsylvania,         11/10 at 102.00        Ba3          1,289,542
                 Revenue Bonds, West Penn Allegheny Health System, Series
                 2000B, 9.250%, 11/15/30

        1,010   Carbon County Industrial Development Authority, Pennsylvania,             No Opt. Call       BBB-          1,063,570
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,090   Total Pennsylvania                                                                                         2,353,112
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.7%

          500   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00         BBB            538,285
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.9%

        2,500   Greenville County School District, South Carolina, Installment         12/12 at 101.00        AA-          2,755,425
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/13

          475   Piedmont Municipal Power Agency, South Carolina, Electric Revenue         No Opt. Call        AAA            606,984
                 Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured (ETM)

        1,000   Tobacco Settlement Revenue Management Authority, South Carolina,        5/11 at 101.00        BBB          1,068,640
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22
------------------------------------------------------------------------------------------------------------------------------------
        3,975   Total South Carolina                                                                                       4,431,049
------------------------------------------------------------------------------------------------------------------------------------


29



                            Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                                Portfolio of INVESTMENTS October 31, 2006


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

$       1,000   Knox County Health, Educational and Housing Facilities Board,           4/12 at 101.00       Baa3        $ 1,097,380
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of East
                 Tennessee Inc., Series 2002, 6.375%, 4/15/22

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series
                2002:
          375    6.500%, 9/01/26 (Pre-refunded 9/01/12)                                 9/12 at 100.00     A- (3)            431,843
          625    6.500%, 9/01/26 (Pre-refunded 9/01/12)                                 9/12 at 100.00     A- (3)            719,738
------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Tennessee                                                                                            2,248,961
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.4%

        1,500   Cameron Education Finance Corporation, Texas, Charter School            8/16 at 100.00          A          1,575,450
                 Revenue Bonds, Faith Family Academy Charter School, Series
                 2006A, 5.250%, 8/15/36 - ACA Insured

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage and Solid          4/12 at 100.00         A+          2,178,160
                 Waste Disposal Revenue Bonds, Anheuser Busch Company, Series
                 2002, 5.900%, 4/01/36 (Alternative Minimum Tax)

        2,000   Matagorda County Navigation District 1, Texas, Collateralized          10/13 at 101.00        AAA          2,016,120
                 Revenue Refunding Bonds, Houston Light and Power Company,
                 Series 1995, 4.000%, 10/15/15 - MBIA Insured

                Weslaco Health Facilities Development Corporation, Texas, Hospital
                Revenue Bonds, Knapp Medical Center, Series 2002:
        2,000    6.250%, 6/01/25                                                        6/12 at 100.00       BBB+          2,172,560
           50    6.250%, 6/01/32                                                        6/12 at 100.00       BBB+             54,135

        1,000   West Texas Independent School District, McLennan and Hill                8/13 at 51.84        AAA            381,990
                 Counties, General Obligation Refunding Bonds, Series 1998,
                 0.000%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
        8,550   Total Texas                                                                                                8,378,415
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 3.0%

        2,545   Virgin Islands Public Finance Authority, Senior Lien Matching Fund     10/14 at 100.00        BBB          2,713,606
                Loan Note, Series 2004A,
                 5.250%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 3.1%

        1,000   Chesterfield County Industrial Development Authority, Virginia,        11/10 at 102.00       Baa1          1,083,500
                 Pollution Control Revenue Bonds, Virginia Electric and Power
                 Company, Series 1987A, 5.875%, 6/01/17

        1,500   Mecklenburg County Industrial Development Authority, Virginia,         10/12 at 100.00       Baa1          1,678,830
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                 6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Virginia                                                                                             2,762,330
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 2.4%

        2,050   Mason County, West Virginia, Pollution Control Revenue Bonds,          10/11 at 100.00        BBB          2,122,529
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.2%

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue         10/11 at 100.00        BBB          1,085,780
                 Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
$      89,090   Total Investments (cost $81,653,819) - 98.5%                                                              88,295,373
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.5%                                                                       1,309,603
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $  89,604,976
                ====================================================================================================================


                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                   (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                                  Statement of
                                    ASSETS AND LIABILITIES October 31, 2006


                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,826,162,019 and $81,653,819, respectively)                         $2,003,169,685        $88,295,373
Receivables:
   Interest                                                                                           29,698,206          1,402,525
   Investments sold                                                                                       15,224             50,000
Other assets                                                                                             139,490              2,396
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 2,033,022,605         89,750,294
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                           911,673             74,336
Payable for investments purchased                                                                      4,787,700                 --
Accrued expenses:
   Management fees                                                                                       865,764             48,065
   Other                                                                                                 493,305             22,917
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                7,058,442            145,318
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $2,025,964,163        $89,604,976
====================================================================================================================================
Shares outstanding                                                                                   194,959,520          8,113,876
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $        10.39        $     11.01
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                  $    1,949,595        $    81,139
Paid-in surplus                                                                                    1,837,696,454         90,826,644
Undistributed (Over-distribution of) net investment income                                             3,983,931            197,345
Accumulated net realized gain (loss) from investments                                                  5,326,517         (8,141,706)
Net unrealized appreciation (depreciation) of investments                                            177,007,666          6,641,554
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $2,025,964,163        $89,604,976
====================================================================================================================================
Authorized shares                                                                                    350,000,000        200,000,000
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                  Statement of
                                       OPERATIONS Year Ended October 31, 2006


                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                   $103,453,323         $4,932,343
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       10,282,738            563,544
Shareholders' servicing agent fees and expenses                                                          485,164             24,478
Custodian's fees and expenses                                                                            437,187             24,783
Directors' fees and expenses                                                                              45,159              1,741
Professional fees                                                                                         78,620             13,294
Shareholders' reports - printing and mailing expenses                                                    174,411             14,308
Stock exchange listing fees                                                                               71,924              9,917
Investor relations expense                                                                               199,389             11,791
Other expenses                                                                                            49,493              5,800
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and legal fee refund                                       11,824,085            669,656
   Custodian fee credit                                                                                 (145,943)           (15,325)
   Legal fee refund                                                                                           --            (11,287)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          11,678,142            643,044
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 91,775,181          4,289,299
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                              5,082,823             60,517
Change in net unrealized appreciation (depreciation) of investments                                   45,688,581          1,228,860
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                               50,771,404          1,289,377
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                               $142,546,585         $5,578,676
====================================================================================================================================


                                     accompanying notes to financial statements.

                                  Statement of
                                     CHANGES IN NET ASSETS

                                                                   MUNICIPAL VALUE (NUV)                   MUNICIPAL INCOME (NMI)
                                                             -------------------------------------    ------------------------------
                                                             YEAR ENDED           YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                               10/31/06             10/31/05            10/31/06           10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $   91,775,181        $  92,574,829         $ 4,289,299        $ 4,415,535
Net realized gain (loss) from investments                     5,082,823            3,892,592              60,517           (132,233)
Change in net unrealized appreciation (depreciation)
    of investments                                           45,688,581           14,371,253           1,228,860            824,656
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       142,546,585          110,838,674           5,578,676          5,107,958
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                  (92,001,408)         (92,469,274)         (4,120,226)        (4,285,750)
From accumulated net realized gains                          (3,977,174)         (10,898,238)                 --                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (95,978,582)        (103,367,512)         (4,120,226)        (4,285,750)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                        46,568,003            7,471,162           1,458,450            822,208
Net assets at the beginning of year                       1,979,396,160        1,971,924,998          88,146,526         87,324,318
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $2,025,964,163       $1,979,396,160         $89,604,976        $88,146,526
====================================================================================================================================

Undistributed (Over-distribution of) net
   investment income at the end of year                      $3,983,931       $    4,460,954         $   197,345        $    28,272
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
     FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2006, Municipal Value (NUV) had outstanding when-issued/delayed delivery purchase commitments of $4,787,000. There were no such outstanding purchase commitments in Municipal Income (NMI).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of each Fund's shareholders. Legal fee refund presented on the Statement of Operations for Municipal Income (NMI) reflects a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended October 31, 2006, Municipal Value (NUV) invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Municipal Income
(NMI) did not invest in any such instruments during the fiscal year ended October 31, 2006.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Neither Fund engaged in transactions in their own shares during the fiscal year ended October 31, 2006, nor during the fiscal year ended October 31, 2005.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended October 31, 2006, were as follows:

                                                      MUNICIPAL    MUNICIPAL
                                                     VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                                           $129,562,139   $7,160,123
Sales and maturities                                 125,398,985    4,827,250
================================================================================


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investments transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2006, the cost of investments was as follows:
                                                       MUNICIPAL    MUNICIPAL
                                                     VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------

Cost of investments                                 $1,822,298,960  $81,579,958
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2006, were as follows:
                                                       MUNICIPAL    MUNICIPAL
                                                      VALUE (NUV) INCOME (NMI)
-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                      $180,968,778   $6,759,205
   Depreciation                                           (98,053)     (43,790)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                    $180,870,725   $6,715,415
================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2006, the Funds' tax year end, were as follows:

Notes to
       FINANCIAL STATEMENTS (continued)


                                                       MUNICIPAL    MUNICIPAL
                                                      VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------

Undistributed net tax-exempt income *                  $7,591,414     $401,405
Undistributed net ordinary income **                      132,881       62,951
Undistributed net long-term capital gains               5,326,517           --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2006, paid on November 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended October 31, 2006 and October 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                     MUNICIPAL    MUNICIPAL
2006                                                VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------

Distributions from net tax-exempt income            $91,241,065   $4,121,849
Distributions from net ordinary income **               760,342       14,605
Distributions from net long-term capital gains***     3,977,174           --
================================================================================


                                                     MUNICIPAL    MUNICIPAL
2005                                                VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------

Distributions from net tax-exempt income            $91,241,029   $4,284,126
Distributions from net ordinary income **             1,228,245        1,623
Distributions from net long-term capital gains       10,898,238           --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2006.

At October 31, 2006, Municipal Income (NMI) had unused capital loss carryforwards of $8,141,706 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $53,820, $7,005,363, $916,759 and $165,764 of the carryforward will expire in the years 2008, 2011, 2012 and 2013, respectively.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., ("Nuveen"), a specific fund-level component, based only on the amount of assets within each individual fund, and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Municipal Value's (NUV) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:


                                                       MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                             .1500%
For the next $500 million                                              .1250
For net assets over $1 billion                                         .1000
================================================================================


In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:


                                                      MUNICIPAL VALUE (NUV)
GROSS INTEREST INCOME                                 GROSS INCOME FEE RATE
--------------------------------------------------------------------------------
For the first $50 million                                             4.125%
For the next $50 million                                              4.000
For gross income over $100 million                                    3.875
================================================================================

Municipal Income's (NMI) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:


                                                       MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                             .4500%
For the next $125 million                                              .4375
For the next $250 million                                              .4250
For the next $500 million                                              .4125
For the next $1 billion                                                .4000
For the next $3 billion                                                .3875
For net assets over $5 billion                                         .3750
================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee and Municipal Value's (NUV) gross interest income fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2006, the complex-level fee rate was .1852%.

COMPLEX-LEVEL ASSETS(1)                                 COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                              .2000%
For the next $1 billion                                                .1800
For the next $1 billion                                                .1600
For the next $3 billion                                                .1425
For the next $3 billion                                                .1325
For the next $3 billion                                                .1250
For the next $5 billion                                                .1200
For the next $5 billion                                                .1175
For the next $15 billion                                               .1150
For Managed Assets over $91 billion(2)                                 .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2006, to shareholders of record on November 15, 2006, as follows:
                                                       MUNICIPAL    MUNICIPAL
                                                     VALUE (NUV) INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                      $.0390       $.0420
================================================================================

                        Financial
                               HIGHLIGHTS
               Selected data for a share outstanding throughout each period:
                                                       Investment Operations                   Less Distributions
                                                -------------------------------------   -------------------------------
                                    Beginning          Net    Net Realized/                    Net                           Ending
                                    Net Asset   Investment       Unrealized             Investment    Capital             Net Asset
                                        Value       Income       Gain (Loss)    Total       Income      Gains     Total       Value
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2006                               $10.15         $.47            $ .26      $.73        $(.47)     $(.02)    $(.49)     $10.39
    2005                                10.11          .47              .10       .57         (.47)      (.06)     (.53)      10.15
    2004                                 9.92          .48              .26       .74         (.49)      (.06)     (.55)      10.11
    2003                                 9.98          .49             (.01)      .48         (.50)      (.04)     (.54)       9.92
    2002                                10.17          .51             (.18)      .33         (.51)      (.01)     (.52)       9.98
MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2006                                10.86          .53              .16       .69         (.51)        --      (.51)      11.04
    2005                                10.76          .54              .09       .63         (.53)        --      (.53)      10.86
    2004                                10.41          .56              .32       .88         (.53)        --      (.53)      10.76
    2003                                10.61          .54             (.15)      .39         (.59)        --      (.59)      10.41
    2002                                10.92          .61             (.30)      .31         (.62)        --      (.62)      10.61
====================================================================================================================================
                                                      Total Returns
                                             ------------------------------
                                Ending           Based on     Based on Net
                          Market Value       Market Value+     Asset Value+
---------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
---------------------------------------------------------------------------
Year Ended 10/31:
    2006                        $10.16              11.51%            7.40%
    2005                          9.58               8.25             5.73
    2004                          9.36               9.01             7.77
    2003                          9.12               3.66             4.90
    2002                          9.32               3.80             3.32
MUNICIPAL INCOME (NMI)
---------------------------------------------------------------------------
Year Ended 10/31:
    2006                         10.50               4.42             6.50
    2005                         10.56              10.21             5.93
    2004                         10.08              10.34             8.69
    2003                          9.64               3.02             3.71
    2002                          9.90             (11.93)            2.87
===========================================================================
                                                       Ratios/Supplemental Data
                         --------------------------------------------------------------------------------------
                                          Before Credit/Refund           After Credit/Refund*
                                       --------------------------    ----------------------------
                                                    Ratio of Net                    Ratio of Net
                                         Ratio of     Investment       Ratio of       Investment
                             Ending      Expenses      Income to       Expenses        Income to     Portfolio
                         Net Assets    to Average        Average     to Average          Average      Turnover
                               (000)   Net Assets     Net Assets     Net Assets       Net Assets          Rate
---------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2006                 $2,025,964           .59%          4.60%           .59%            4.61%            6%
    2005                  1,979,396           .60           4.64            .60             4.65             8
    2004                  1,971,925           .62           4.83            .61             4.84            13
    2003                  1,934,433           .64           4.97            .64             4.97            36
    2002                  1,946,407           .65           5.07            .65             5.08            13
MUNICIPAL INCOME (NMI)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2006                     89,605           .76           4.83            .73             4.86             6
    2005                     88,147           .78           4.99            .77             5.00             7
    2004                     87,324           .82           5.28            .81             5.28            14
    2003                     84,491          1.12           5.14           1.12             5.14            10
    2002                     85,897           .91           5.62            .90             5.64            36
===============================================================================================================

*    After custodian fee credit and legal fee refund, where applicable.

+ Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.


                                 See accompanying notes to financial statements.

                                  38-39 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                                NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)   Chairman of        1994                 Chairman (since 1996) and Director of              171
3/28/49                      the Board                               Nuveen Investments, Inc., Nuveen
333 W. Wacker Drive          and Board                               Investments, LLC, Nuveen Advisory Corp.
Chicago, IL 60606            Member                                  and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director (1996-2006)
                                                                     of Institutional Capital Corporation;
                                                                     Chairman and Director (since 1997) of
                                                                     Nuveen Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999); Chairman
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Lead Independent   1997                 Private Investor and Management                    171
8/22/40                      Board member                            Consultant.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member       1993                 Retired (since 1989) as Senior Vice                171
7/29/34                                                              President of The Northern Trust Company;
333 W. Wacker Drive                                                  Director (since 2002) Community Advisory
Chicago, IL 60606                                                    Board for Highland Park and Highwood,
                                                                     United Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member       1999                 President, The Hall-Perrine Foundation,            171
10/22/48                                                             a private philanthropic corporation
333 W. Wacker Drive                                                  (since 1996); Director and Vice
Chicago, IL 60606                                                    Chairman, United Fire Group, a publicly
                                                                     held company; Adjunct Faculty Member,
                                                                     University of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe College
                                                                     and Iowa College Foundation; formerly,
                                                                     Director, Alliant Energy; formerly,
                                                                     Director, Federal Reserve Bank of
                                                                     Chicago; formerly, President and Chief
                                                                     Operating Officer, SCI Financial Group,
                                                                     Inc., a regional financial services
                                                                     firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member       2004                 Dean, Tippie College of Business,                  171
3/6/48                                                               University of Iowa (since June 2006);
333 W. Wacker Drive                                                  formerly, Dean and Distinguished
Chicago, IL 60606                                                    Professor of Finance, School of Business
                                                                     at the University of Connecticut
                                                                     (2003-2006); previously, Senior Vice
                                                                     President and Director of Research at
                                                                     the Federal Reserve Bank of Chicago
                                                                     (1995-2003); Director (since 1997),
                                                                     Credit Research Center at Georgetown
                                                                     University; Director (since 2004) of
                                                                     Xerox Corporation; Director, SS&C
                                                                     Technologies, Inc. (May 2005 - October
                                                                     2005).
------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member       2005                 Retired (since 2004) as Chairman,                  169
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One Investment
Chicago, IL 60606                                                    Advisors Corporation, and President, One
                                                                     Group Mutual Funds; prior thereto,
                                                                     Executive Vice President, Banc One
                                                                     Corporation and Chairman and CEO, Banc
                                                                     One Investment Management Group; Board
                                                                     of Regents, Luther College; member of
                                                                     the Wisconsin Bar Association; member of
                                                                     Board of Directors, Friends of Boerner
                                                                     Botanical Gardens.


                                                                                                                NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                        BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member       1997                 Chairman of Miller-Valentine Partners              171
9/24/44                                                              Ltd., a real estate investment company;
333 W. Wacker Drive                                                  formerly, Senior Partner and Chief
Chicago, IL 60606                                                    Operating Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly, Vice
                                                                     President, Miller-Valentine Realty;
                                                                     Board Member, Chair of the Finance
                                                                     Committee and member of the Audit
                                                                     Committee of Premier Health Partners,
                                                                     the not-for-profit company of Miami
                                                                     Valley Hospital; Vice President, Dayton
                                                                     Philharmonic Orchestra Association;
                                                                     Board Member, Regional Leaders Forum,
                                                                     which promotes cooperation on economic
                                                                     development issues; Director, Dayton
                                                                     Development Coalition; formerly, Member,
                                                                     Community Advisory Board, National City
                                                                     Bank, Dayton, Ohio and Business Advisory
                                                                     Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member       1997                 Executive Director, Gaylord and Dorothy            171
12/29/47                                                             Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                                  thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                    Protection Fund (from 1990 to 1994).
------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member       2005                 Senior Vice President for Business and             171
1/22/50                                                              Finance, Northwestern University (since
333 W. Wacker Drive                                                  1997); Director (since 2003), Chicago
Chicago, IL 60606                                                    Board Options Exchange; formerly,
                                                                     Director (2003-2006), National Mentor
                                                                     Holdings, a privately-held, national
                                                                     provider of home and community-based
                                                                     services; Chairman (since 1997), Board
                                                                     of Directors, Rubicon, a pure captive
                                                                     insurance company owned by Northwestern
                                                                     University; Director (since 1997),
                                                                     Evanston Chamber of Commerce and
                                                                     Evanston Inventure, a business
                                                                     development organization.


                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988                 Managing Director (since 2002),                    171
9/9/56                       Administrative                          Assistant Secretary and Associate
333 W. Wacker Drive          Officer                                 General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General Counsel,
                                                                     of Nuveen Investments, LLC; Managing
                                                                     Director (2002-2004), General Counsel
                                                                     (1998-2004) and Assistant Secretary,
                                                                     formerly, Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing Director
                                                                     (since 2002) and Assistant Secretary and
                                                                     Associate General Counsel, formerly,
                                                                     Vice President (since 1997), of Nuveen
                                                                     Asset Management; Managing Director
                                                                     (since 2004) and Assistant Secretary
                                                                     (since 1994) of Nuveen Investments,
                                                                     Inc.; Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Managing Director, Associate General
                                                                     Counsel and Assistant Secretary of
                                                                     Rittenhouse Asset Management, Inc.;
                                                                     Assistant Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors, LLC and
                                                                     Santa Barbara Asset Management, LLC;
                                                                     (since 2006); Chartered Financial
                                                                     Analyst.


Board Members
       AND OFFICERS (continued)


                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President     2004                 Managing Director (since 2005), formerly           171
9/22/63                                                              Vice President (since 2002); formerly,
333 W. Wacker Drive                                                  Assistant Vice President (since 2000) of
Chicago, IL 60606                                                    Nuveen Investments, LLC; Chartered
                                                                     Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000                 Vice President (since 2002), formerly,             171
2/3/66                       and Assistant                           Assistant Vice President (since 2000) of
333 W. Wacker Drive          Secretary                               Nuveen Investments, LLC.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999                 Vice President and Treasurer of Nuveen             171
11/28/67                                                             Investments, LLC and of Nuveen
333 W. Wacker Drive                                                  Investments, Inc. (since 1999); Vice
Chicago, IL 60606                                                    President and Treasurer of Nuveen Asset
                                                                     Management (since 2002) and of Nuveen
                                                                     Investments Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ Investment
                                                                     Management Company, LLC. (since 2002);
                                                                     Vice President and Treasurer of Nuveen
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 2003); Treasurer of Symphony
                                                                     Asset Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors, LLC
                                                                     (since 2006); formerly, Vice President
                                                                     and Treasurer (1999-2004) of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Chartered Financial
                                                                     Analyst.
------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond              Vice President     2005                 Vice President, Director of Investment             171
8/24/61                                                              Operations, Nuveen Investments, LLC
333 W. Wacker Drive                                                  (since January 2005); formerly,
Chicago, IL 60606                                                    Director, Business Manager, Deutsche
                                                                     Asset Management (2003-2004), Director,
                                                                     Business Development and Transformation,
                                                                     Deutsche Trust Bank Japan (2002-2003);
                                                                     previously, Senior Vice President, Head
                                                                     of Investment Operations and Systems,
                                                                     Scudder Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant Services,
                                                                     Scudder Investments (1995-2002).
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President      1998                Vice President (since 2002), Assistant             171
9/24/64                      and Secretary                           Secretary and Assistant General Counsel
333 W. Wacker Drive                                                  (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 1998) of Nuveen
                                                                     Investments, LLC; Vice President
                                                                     (2002-2004) and Assistant Secretary
                                                                     (1998-2004) formerly, Assistant Vice
                                                                     President of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant Secretary
                                                                     (since 2005) of Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President      1998                Managing Director (since 2004),                    171
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2005) of Nuveen
                                                                     Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President      1995                Managing Director (since 2002),                    171
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory Corp. and
                                                                     Nuveen Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President (since
                                                                     2002) of Nuveen Investments Advisers
                                                                     Inc.; Chartered Financial Analyst.


                                                                                                                NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                        OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998                 Vice President (since 1993) and Funds              171
5/31/54                      and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments, Inc.;
                                                                     Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly              Chief              2003                 Vice President and Assistant Secretary             171
2/24/70                      Officer and                             (since 2006) formerly, Assistant Vice
333 West Wacker Drive        Vice President                          President and Assistant General Counsel
Chicago, IL 60606                                                    (since 2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President of
                                                                     Nuveen Asset Management; previously,
                                                                     Associate (2001-2003) at the law firm of
                                                                     Vedder, Price, Kaufman & Kammholz.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000                 Vice President (since 2000) of Nuveen              171
3/22/63                                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                                  Accountant.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002                 Vice President of Nuveen Investments,              171
8/27/61                                                              LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1988                 Vice President, Assistant Secretary and            171
7/27/51                      and Assistant                           Assistant General Counsel of Nuveen
333 W. Wacker Drive          Secretary                               Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Assistant Secretary of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President (since 2005) and Assistant
                                                                     Secretary of Nuveen Investments, Inc.;
                                                                     Vice President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice President
                                                                     (since 2000), Assistant Secretary and
                                                                     Assistant General Counsel (since 1998)
                                                                     of Rittenhouse Asset Management, Inc.;
                                                                     Vice President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC
                                                                     (since 2002), Symphony Asset Management
                                                                     LLC (since 2003) and Tradewinds NWQ
                                                                     Global Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

        ANNUAL INVESTMENT
        MANAGEMENT AGREEMENT
        APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "MAY MEETING"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "FUND ADVISER").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

      o     the nature, extent and quality of services provided by the Fund
            Adviser;

      o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

      o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

      o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

      o     the expenses of the Fund Adviser in providing the various services;

      o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "PEER UNIVERSE") as well as compared to a subset of funds within the Peer Universe (the "PEER GROUP") to the respective Fund (as applicable);

      o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

      o     the soft dollar practices of the Fund Adviser, if any; and

      o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 ACT") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (E.G., product positioning, performance benchmarking, risk management); fund administration (E.G., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (E.G., organizing board meetings and preparing related materials); compliance (E.G., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (E.G., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "PERFORMANCE PEER GROUP") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a fund still may not adequately reflect such fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

        ANNUAL INVESTMENT MANAGEMENT
        AGREEMENT APPROVAL PROCESS (continued)

      may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect a fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

      3. PROFITABILITY OF FUND ADVISER

      In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

F. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                        Automatic Dividend
                             REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on February 1, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                        Notes

Other Useful
       INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $154 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/CEF           o Investor education
                                o Interactive planning tools

                                                        Logo: NUVEEN Investments

                                                                     EAN-A-1006D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
October  31, 2006                         $ 8,250                    $ 0                $ 400          $ 0
----------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                     0%                   0%           0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
October 31, 2005                          $ 7,729                    $ 0                $ 410          $ 0
----------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                     0%                   0%           0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND        ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND         AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------
October  31, 2006                            $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------
October 31, 2005                             $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
-----------------------------------------------------------------------------------------------------------------------
October  31, 2006                               $ 400                $ 2,200                  $ 0               $ 2,600
October 31, 2005                                $ 410                $ 2,200                  $ 0               $ 2,610

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
John Miller        Nuveen Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED             ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
John Miller        Registered Investment Company       3           4.826 billion
                   Other Pooled Investment Vehicles    1           $37 million
                   Other Accounts                      8           $1.2 million

* Assets are as of October 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 48,513 securities with an aggregate current market value of $ 923,532 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

---------------------------------------------------------------------------------------------------------------------
                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL INVESTMENT
MANAGER                 FUND                                                       FUND          TEAM
---------------------------------------------------------------------------------------------------------------------
John Miller             Nuveen Municipal Income Fund, Inc.                         $0            $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is currently a Vice President of Nuveen (since 2002). He manages investments for four Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 5, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 5, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.